                                                                   EXHIBIT 10.44

                         CONSOLIDATION, EXTENSION AND
                            MODIFICATION AGREEMENT


          THIS AGREEMENT MADE as of the 11th day of May, 1988, by and between KENVIC ASSOCIATES ("Mortgagor"), a New York general partnership having its principal office and place of business at 875 Third Avenue, New York, New York 10022 and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Mortgagee"), a Massachusetts corporation having its principal office at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117, Attention: City Mortgage and
                                                  ---------
Real Estate Department .


                         W I T N E S S E T H  T H A T:


          WHEREAS, Mortgagor is on the date of delivery hereof the owner of fee title to the premises described in Schedule A hereto, including the Declarations, Declaration of Zoning Lot Restrictions, and the easements more particularly described in such Schedule A (collectively, the "Land");

          WHEREAS, Mortgagor is on the date of delivery hereof the owner of the fee interest in all buildings, structures, and other improvements now or hereafter located on the Land; and

          WHEREAS, Mortgagee is on the date of delivery hereof the owner and holder of the following mortgages (collectively, the "Existing Mortgages"):

          (a) the mortgages (collectively, "Mortgage A"), described in Schedule B hereto as assigned, consolidated, spread, modified and extended as set forth in such Schedule B; on which there is the unpaid principal sum of $105,660,435.32, and

          (b) Mortgage ("Mortgage B"), dated the date hereof, from Mortgagor to Mortgagee, securing a note, dated May 12, 1988, in the original principal amount of $71,339,564.68, which Mortgage B is intended to be recorded in the Office of the City Register of New York County (the "Register's Office") prior to the recordation of this Consolidation, Extension and Modification Agreement, dated as of May 11, 1988, between Mortgagor and Mortgagee (the "Consolidation Agreement");

          WHEREAS, all of the notes and bonds secured by the Existing Mortgages (the "Existing Notes") have been transferred to Mortgagee and Mortgagee is at the time of delivery hereof the owner and holder of all of the Existing Notes;

          WHEREAS, Mortgagor acknowledges and certifies that there is now due and owing on the Existing Notes, and secured by the Existing Mortgages, the aggregate unpaid principal amount of $180,000,000, interest thereon having been paid to date;

          WHEREAS, Mortgagor acknowledges and certifies that there are no defenses or offsets to any of the Existing Notes or the Existing Mortgages;

          WHEREAS, the lien of the Existing Mortgages has been spread to encumber the easements, declarations and other matters and Mortgagor's rights therein and thereunder (collectively, the "Easements"), more particularly described in Schedule A, Parcel B;

          AND WHEREAS, it has been agreed by and between Mortgagor and Mortgagee that the Existing Notes shall be consolidated and modified as hereinafter set forth so as to constitute a single indebtedness and that the Existing Mortgages shall be consolidated, extended and modified as hereinafter set forth so as to constitute a single first lien on the Mortgaged Premises (as hereinafter defined), securing the Notes (as hereinafter defined), in the total amount of $180,000,000 (the Existing Mortgages, as so consolidated, extended and modified, being herein called the "Mortgage", and the Existing Notes, as so consolidated and modified in the FORM of Exhibit 1 attached hereto, together with any notes or other securities issued in exchange therefor or in replacement thereof, being herein called the "Notes");

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to secure the payment of the principal and premium, if any, and interest on the Notes, the payment of all other indebtedness which the Mortgage by its terms secures and compliance with all of the terms thereof and of the Notes, to consolidate the liens of the Existing Mortgages and, as so consolidated, to modify the terms, provisions, covenants and conditions of the Existing Mortgages, to consolidate the Existing Notes and, as so consolidated, to modify the terms of the Existing Notes, including the time and manner of payment of the principal and premium, if any, and interest on each thereof and modify the amounts of such interest, all as herein set forth, and in order to confirm the liens of the Existing Mortgages, as so consolidated, and to effect and further confirm the grant, bargain, sale, mortgage, warrant, pledge, assignment, transfer and conveyance to Mortgagee, and to its successors and assigns, of the property described in the Granting Clause of the Mortgage, Mortgagor agrees with Mortgagee as follows:

          Part A.  Consolidation, Extension and Modification of Existing Notes.
          -------  -----------------------------------------------------------
The obligations evidenced and represented by the Existing Notes are hereby consolidated each with the other so as to constitute a single indebtedness in the amount of $180,000,000, and, as so consolidated, the Existing Notes are hereby extended, modified and restated to (a) bear interest from May 12, 1988 at
                                           -
the rate of 9.75% per annum; (b) bear interest, while any default exists
                              -
hereunder, at the rate of 14.75% per annum; (c) provide that interest only,
                                             -
computed from May 12, 1988 to and including May 31, 1988, shall be paid in arrears on June 1, 1988; (d) provide for payment in (i) 60 monthly installments
                          -                          -
of interest only on the first day of each calendar month commencing July 1, 1988, each such installment to be in the amount of $1,462,500, and (ii) 60
                                                                    --
monthly installments of combined principal and interest on the first day of each calendar month commencing July 1, 1993, each of the first 59 of such installments to be in the amount of $1,546,500 and the final such installment to be in an amount sufficient to pay the entire unpaid principal amount thereof together with interest accrued thereon or otherwise payable in respect thereof as provided in the Notes; (e) provide for the application of each installment of
                           -
combined principal and interest, first, to the payment of interest accrued on the unpaid principal amount thereof, and, then, to the reduction of the unpaid principal amount thereof; (f) be payable in full on June 1, 1998; (g) be subject
                           -                                       -
to prepayment as provided in Article 1 of the Mortgage; and (h) be in the form
                                                             -
of Exhibit 1 attached hereto.

          Part B.  Consolidation, Extension and Modification of Existing
          ------   -----------------------------------------------------
Mortgages. The liens of the Existing Mortgages are hereby consolidated each with
---------
the other so as to constitute a single first mortgage with the same , intent and like effect as if one mortgage covering all of the Mortgaged Premises had been executed and delivered by Mortgagor to secure the consolidated indebtedness in the principal amount of $180,000,000, and, as so consolidated, the Existing Mortgages are each hereby modified and amended in their respective entireties to read as follows (capitalized terms hereafter appearing shall have the respective meanings set forth in this Consolidation Agreement, except as otherwise specified), provided that the execution and delivery of the Mortgage shall not
            --------
in any manner impair the lien of the Existing Mortgages and such lien shall continue in full force and effect:

          TO SECURE THE PAYMENT when and as due and payable of the principal of and premium, if any, and interest on the Notes outstanding on the date of recordation of the Consolidation Agreement in the aggregate principal amount of $180,000,000, and to secure the payment of all other indebtedness which this Mortgage by its terms secures and compliance with all of the terms hereof and of the Notes, Mortgagor does hereby grant, bargain, sell, mortgage, warrant, pledge, assign, transfer and convey to Mortgagee, and to its successors and assigns, the following property (the "Mortgaged Premises"):

          (a)  the Land, including, without limitation, the Easements;

          (b) all additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien hereof;

          (c) the improvements, structures and buildings and any alterations thereto or replacements thereof, now or hereafter erected upon the Land, all fixtures, fittings, appliances, apparatus, equipment, machinery, material and articles of personal property and replacements thereof, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Land or such improvements, structures or buildings, including, without limitation, partitions, furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, ovens, disposals, dishwashers, hood and fan combinations, carpeting, drapes, lobby furnishings, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, kitchen equipment, laundry equipment (including, without limitation, washers and dryers), plants and shrubbery, pool furniture and equipment, exercise equipment and all other equipment and machinery, appliances, fittings, and fixtures of every kind located in or used in the operation of the improvements, structures or buildings standing on such premises, together with any and all replacements thereof and additions thereto (collectively, the "Improvements"), excluding however trade fixtures and other articles of personal property owned by tenants under the Space Leases (as defined below);

          (d) all leases, whether written or oral, of the Land or the Improvements, or any part thereof or interest therein, now or hereafter entered into by Mortgagor (the "Space Leases"), and all right, title and interest of the Mortgagor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder, and the right upon the happening of any default hereunder to receive and collect the rents or maintenance charges thereunder;

          (e) all agreements, contracts, certificates, instruments, franchises, permits, licenses and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Mortgaged Premises and any part thereof and any structures or buildings thereon (now or hereafter erected) or respecting any business or activity conducted on the Mortgaged Premises and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

          (f) all development rights, air rights, all rights of way or use, streets, ways, alleys, passages, sewer rights, water courses, water rights, privileges, franchises, servitudes, easements, tenements, hereditaments and appurtenances now or hereafter belonging or appertaining to any of the foregoing;

          (g) all rents, issues and profits, if any, arising from any of the foregoing; and

          (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

          AND without limiting any of the other provisions of this Mortgage, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in all of those portions of the Mortgaged Premises which are or may be subject to the New York Uniform Commercial Code provisions applicable to secured transactions.

          NOTWITHSTANDING anything in this Mortgage to the contrary, the maximum amount of principal indebtedness as consolidated (exclusive of any interest, premium or sums as may be advanced by Mortgagee pursuant hereto) secured by this Mortgage on execution, or which by any contingency may be secured by this Mortgage at any time hereafter, is the principal amount of $180,000,000.

          TO HAVE AND TO HOLD the Mortgaged Premises unto Mortgagee, its successors and assigns forever.

          Mortgagor and Mortgagee agree that the Corner Parcel (as defined in Section 2.10) and the Mortgagor's interest therein (including Mortgagor's leasehold estate and its beneficial and contractual rights, title and interest in and to the fee of the Corner Parcel) do not constitute part of the Mortgaged Premises, and the lien of this Mortgage shall not and is not intended to cover any portion of the Corner Parcel or interest therein other than the easements, air rights and declarations set forth in Schedule A, Parcel B to the extent they burden the Corner Parcel and benefit the premises described in Schedule A, Parcel A.

                                   ARTICLE 1

                                   The Notes
                                   ---------

          1.01.  Payment of Notes.  Mortgagor will duly and punctually pay (a)
                 ----------------                                           -
the principal of and premium, if any, and interest on the Notes at the time outstanding in accordance with the terms thereof and hereof, and (b) when and as
                                                                  -
due and payable from time to time as provided herein, all other sums payable hereunder or secured hereby, together with, to the extent permitted by applicable law, interest at the rate of 14.75% per annum on any such sums as shall not be paid when due and payable from the date when due and payable (whether during a grace period, if any, or otherwise) until payment thereof.

          1.02.  Exchange of Notes.  Mortgagor will issue, in exchange for any
                 -----------------
Note or Notes surrendered to it for such purpose, a new Note or Notes, in such denomination or denominations and payable to the order of such person or persons as the holder may request, dated the date to which interest has been paid on the surrendered Note or Notes, in aggregate principal amount equal to the aggregate unpaid principal amount of the surrendered Note or Notes, having a like maturity date, providing for monthly installments of interest only or monthly installments of combined principal and interest, as the case may be, each such installment on each new Note to be in an amount which bears the same proportion to the aggregate amount of monthly installments of interest only or monthly installments of combined principal and interest, as the case may be, payable on the surrendered Note or Notes that the principal amount of such new Note bears to the aggregate unpaid principal amount of the surrendered Note or Notes and otherwise substantially in the form of Exhibit 1 hereto, with appropriate variations where necessary. No such exchange shall be deemed to be an extinguishment or cancellation of the indebtedness evidenced by the Note or Notes surrendered for exchange or any part of such indebtedness or be deemed to be the creation or substitution of new indebtedness, it being expressly understood and agreed that each such new Note shall merely be evidence of the indebtedness or portion thereof theretofore evidenced by the surrendered Note or Notes.

          1.03.  Replacement of Notes.  Upon receipt of evidence, together with
                 --------------------
an indemnity, both reasonably
satisfactory to Mortgagor of the loss, theft, destruction or mutilation of any Note and, in the case of any such mutilation, upon surrender and cancellation of such Note, Mortgagor, at its expense, will issue, in lieu thereof, and with like effect as provided in section 1.02, a new Note, dated the date to which interest on such lost, stolen, destroyed or mutilated Note has been paid, in principal amount equal to the unpaid principal amount thereof and otherwise of like tenor.

          1.04.  Amortization Schedule.  Upon any exchange or replacement of any
                 ---------------------
Note by the holder thereof pursuant to section 1.02 or 1.03, Mortgagor will deliver to such holder an amortization schedule with respect to such Note prepared by Financial Publishing Company of Boston (or a similar organization offering comparable services and satisfactory to such holder), setting forth the amounts of principal and interest payable on such Note on each date on which an installment is due after the date of such Note.

          1.05.  Prepayment of Notes.  (a) If the Notes are paid prior to the
                 -------------------
stated maturity date thereof for any reason other than as a result of (i) a
                                                                       -
declaration or acceleration following the occurrence of an Event of Default (as hereinafter defined), (ii) the application by Mortgagee of any net insurance
                       --
proceeds received by it following any damage to or destruction of the Mortgaged Premises, or (iii) the application by Mortgagee of any net award received by it
              ---
following a Taking (as hereinafter defined) (collectively, a "Non-Voluntary Prepayment"), Mortgagor hereby agrees to pay the premium provided herein and in the Notes. Mortgagor acknowledges that Mortgagee, in making the loan evidenced by the Notes (the "loan") is relying on Mortgagor's creditworthiness and its agreement to repay the Notes in strict accordance with the terms set forth therein. Mortgagor acknowledges that Mortgagee would not make the loan without full and complete assurance by Mortgagor of its agreement to abide by the terms thereof and its further agreement not to voluntarily prepay all or any part of the principal of the Notes prior to the final maturity date thereof, except as set forth herein and in the Notes. Therefore, any prepayment of the Notes other than a Non-Voluntary Prepayment will prejudice Mortgagee's ability to meet its obligations and to earn the return on the funds advanced to Mortgagor, which Mortgagee intended and expected to earn when it agreed to make the loan and will also result in other loss and additional expenses to Mortgagee. Accordingly, in recognition of the foregoing and in consideration of Mortgagee making the loan at the interest rate and for the term set forth in the Notes, Mortgagor hereby expressly (x) waives any and all rights it may have under applicable law to
           -
voluntarily prepay without charge or premium all or any part of the Notes, and
(y) agrees that if, for any reason other than a Non-Voluntary Prepayment,
 -
prepayment of all or any part of the principal of the Notes is made by or on behalf of Mortgagor, then Mortgagor or any other party making any such prepayment shall be obligated to pay, concurrently therewith, a premium in the amount set forth below, and the payment of such premium shall be a condition to the making of such prepayment and shall be secured by this Mortgage. Without limiting the scope of the foregoing provisions, the provisions of this paragraph shall constitute both a waiver of any right Mortgagor may have to repay the loan without charge and an agreement by Mortgagor to pay the premium set forth below except in the event of a Non-Voluntary Prepayment, and Mortgagor hereby declares that Mortgagee's agreement to make the loan to Mortgagor at the interest rate and for the term set forth in the Notes constitutes adequate consideration for this waiver and agreement by Mortgagor. Notwithstanding anything contained in this subparagraph to the contrary, Mortgagor shall not have the right to voluntarily prepay the Notes prior to June 1, 1993.

          (b) On June 1, 1993 and on any day thereafter, upon not less than 30 nor more than 60 days' prior written notice to Mortgagee, Mortgagor may, at its option, prepay the entire (but not less than the entire) aggregate principal amount of the Notes at the time outstanding, at the principal amount so prepaid, together with unpaid interest on the Notes accrued to the date of such prepayment, plus a premium equal to the greater of:

          (i)  the product obtained by multiplying (x) the difference obtained
                                                    -
     by subtracting from 9.75% the yield rate on United States Treasury Notes due on or about the maturity date of the Notes as such yield rate is reported in The Wall Street Journal or other similar publication on the
                 -----------------------
     fifth business day preceding the prepayment date or, if no yield rate on United States Treasury Notes is obtainable, at the yield rate of the issue most closely equivalent to United States Treasury Notes, as determined by Mortgagee in its sole discretion and (y) the number of
                                                            -
     years and fraction thereof remaining from the prepayment date to the scheduled maturity date of the Notes, and (z) the amount of the prepaid
                                                -
     principal balance; and

          (ii) 1% of the amount of the prepaid principal balance.

          (c) On January 15, 1998 and on any day thereafter, upon not less than 30 days' prior written notice and on the condition that Mortgagor is not at the time of such notice or at any time thereafter in default under this Mortgage or the Notes, Mortgagor may prepay the entire (but not less than the entire) aggregate principal amount of the Notes at the time outstanding, at the principal amount so prepaid, together with unpaid interest on the Notes accrued to the date fixed for such prepayment, without premium.

          (d) The entire unpaid and outstanding aggregate principal amount of the Notes shall mature and become due and payable on the date fixed for prepayment, together with the applicable premium and interest accrued and unpaid on such date except that any notice of prepayment given by Mortgagor may be withdrawn by Mortgagor, provided that (i) no withdrawal of a prepayment notice
                        --------       -
has been made during the preceding 24 months and (ii) all costs and expenses of
                                                  --
Mortgagee and Mortgagor incurred in connection with such notice of prepayment and such withdrawal, including, without limitation, attorneys' fees, shall have been paid in full and indemnified against by Mortgagor.

          (e)  Except as specifically set forth in this section 1.05 and in
Article 3 of this Mortgage, the Notes may not be prepaid in whole or in part.


                                   ARTICLE 2

               Ownership, Condition, etc., of Mortgaged Premises
               -------------------------------------------------

          2.01.  Title to Mortgaged Premises; etc.  Mortgagor represents and
                 --------------------------------
warrants that (a) it is the absolute owner of the legal and beneficial title to
               -
the Land and the Improvements and to all other property included with-
in the Mortgaged Premises and has good and marketable title in fee simple absolute to the Mortgaged Premises, subject in each case only to the items set forth in Schedule C to the Consolidation Agreement (the "Permitted Encumbrances"), (b) it has good and lawful right, power and authority to execute
                 -
this Mortgage and to mortgage the Mortgaged Premises and to assign its right, title and interest as landlord under the Space Leases, all as provided herein,
(c) this Mortgage and the Consolidation Agreement have been duly executed and
 -
delivered by the duly authorized general partners of Mortgagor, and each constitutes the legal, valid and binding obligation of Mortgagor, enforceable in accordance with its terms, (d) except as otherwise consented to in writing by
                            -
Mortgagee, all Space Leases are subject and subordinate to this Mortgage and (e)
                                                                              -
Mortgagor at its expense will warrant and defend to Mortgagee such title to the Mortgaged Premises and the lien and interest of Mortgagee thereon and therein against all claims and demands and will maintain and preserve such lien and will keep this Mortgage a first lien upon and a first priority security interest in the Mortgaged Premises, subject only to Permitted Encumbrances and prior, at all times, to all Space Leases.

          2.02.  Title Insurance Proceeds.  All proceeds received by Mortgagee
                 ------------------------
for any loss under the title insurance policy or policies delivered to Mortgagee prior to or concurrently with the execution and delivery of this Mortgage or otherwise in connection with this Mortgage, or under any title insurance policy or policies delivered to Mortgagee in substitution therefor or in replacement thereof, shall be the property of Mortgagee.

          2.03.  Recordation.  Mortgagor, at its expense, will at all times
                 -----------
cause this Mortgage and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof with respect to any thereof) to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien of this Mortgage as a valid, direct first mortgage lien on and first priority perfected security interest in the Mortgaged Premises, subject only to Permitted Encum-brances. Mortgagor will pay or cause to be paid, and will indemnify Mortgagee and each holder of any Note in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and any and all supplements and amendments thereto. Mortgagor, at its expense, will furnish to Mortgagee, upon request, an opinion of counsel satisfactory to Mortgagee, specifying the action taken by Mortgagor to comply with this section 2.03 since the date of this Mortgage or the last such request hereunder, or stating that no such action is necessary.

          2.04.  Payment of Impositions, etc.  Subject to section 2.07 (relating
                 ---------------------------
to permitted contests), Mortgagor will pay or cause to be paid within thirty
(30) days after the same becomes a lien, but in any event before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, water and sewer rates, charges, license fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Mortgaged Premises, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same, be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Notes, or the interest thereon (collectively, the "Impositions"). Mortgagor will deliver to Mortgagee, upon request, copies of official receipts or other satisfactory proof evidencing such payments.

          2.05.  Insurance and Legal Requirements.  Subject to section 2.07
                 --------------------------------
(relating to permitted contests), Mortgagor, at its expense, will comply, or cause compliance with

          (a) all provisions of any insurance policy covering or applicable to the Mortgaged Premises or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Mortgaged

     Premises or any part thereof or any use or condition of the Mortgaged Premises or any part thereof (collectively, the "Insurance Requirements"), and

          (b) all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, and all instruments of record, which now or at any time hereafter may be applicable to the Mortgaged Premises or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Mortgaged Premises or any part thereof (collectively, the "Legal Requirements");

whether or not compliance therewith shall require structural changes in or interference with the use and enjoyment of the Mortgaged Premises or any part thereof.

          2.06.  Liens, etc.  Mortgagor will not directly or indirectly create
                 ----------
or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Premises or any part thereof or the Land or the interest of Mortgagor or Mortgagee therein or any rents or other sums arising therefrom, other than (a) Permitted Encumbrances, (b) liens of mechanics,
                       -                           -
materialmen, suppliers or vendors or rights thereto incurred in the ordinary course of the business of Mortgagor for sums not yet due or any such liens or rights thereto which are at the time being contested as permitted by section 2.07, provided, that adequate provision for the payment of such sums shall have
      --------
been made and (c) one or more mortgages which are completely subject and
               -
subordinate to this Mortgage, provided that (i) the net annual income from
                              --------       -
operations of the Mortgaged Premises (which shall mean the income after deducting all operating expenses, provisions for all taxes and reserves and all other proper deductions, provided that for purposes of calculating the net
                         --------
annual income from operations no deduction shall be made for (x) debt service on
                                                              -
this Mortgage or any subordinate mortgage, (y) depreciation on the Improvements
                                            -
and

(z) the amortization of any expenses incurred for real estate brokerage
 -
commissions and tenant improvements in connection with the leasing of space in the Mortgaged Premises) as determined solely by Mortgagee based upon statements prepared by certified public accountants acceptable to Mortgagee (which statements may be for the most recent 12-month period available), shall be not less than 110% of the sum of (1) the annual payments of principal and interest
                              -
required to be made by Mortgagor to Mortgagee pursuant to the terms of this Mortgage and the Notes secured hereby and (2) the annual payments of principal
                                           -
and interest required to be made pursuant to the terms of all such subordinate mortgages and the notes secured thereby, (ii) each such mortgage and all right,
                                          --
title and interest thereunder of the mortgagee thereunder, including, without limitation, any rights to insurance proceeds, condemnation awards and assignment of occupancy leases, shall at all times be and remain subject and subordinate to this Mortgage and to the right, title and interest of Mortgagee hereunder and under any other instruments and agreements delivered in connection therewith and to any modifications or supplements hereto or thereto as of the date of such subordinate mortgage, (iii) each such mortgage shall prohibit the mortgagee
                       ---
thereunder from joining as parties defendant, in any suit to enforce its rights thereunder, any tenant under any Space Lease, unless the prior written consent of Mortgagee is obtained, (iv) each such mortgage shall not violate or conflict
                           --
with the terms of any Space Lease, and (v) Mortgagor shall deliver a copy of
                                        -
each such mortgage to Mortgagee for Mortgagee's inspection at least 15 days prior to Mortgagor's entering into each such mortgage. Mortgagor will not postpone the payment of any sums for which liens of mechanics, materialmen, suppliers or vendors or rights thereto have been incurred (unless such liens or rights thereto are at the time being contested as permitted by section 2.07), or enter into any contract under which payment of such sums is postponable (unless such contract expressly provides for the legal, binding and effective waiver of any such liens or rights thereto), in either case, for more than 120 days after the completion of the action giving rise to such liens or rights thereto.

          2.07.  Permitted Contests.  After prior written notice to Mortgagee,
                 ------------------
Mortgagor at its expense may contest, or cause to be contested, by appropriate legal proceedings conducted in good faith and with due dili-
gence, the amount or validity or application, in whole or in part, of any Imposition, Legal Requirement or Insurance Requirement or any lien, encumbrance or charge referred to in section 2.06, provided, that (a) in the case of an
                                       --------        -
unpaid Imposition, lien, encumbrance or charge, such proceedings shall suspend the collection thereof from Mortgagor, Mortgagee, the Mortgaged Premises and any rent or other income therefrom and shall not interfere with the payment of any such rent or income, (b) neither the Mortgaged Premises nor any rent or other
                      -
income therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, (c) in the case of a Legal
                                                    -
Requirement, neither Mortgagor nor Mortgagee would be in any danger of any civil or criminal liability for failure to comply therewith, (d) Mortgagor shall have
                                                        -
furnished such security, if any, as may be required in the proceedings or as may reasonably be requested by Mortgagee, (e) the nonpayment of the whole or any
                                       -
part of any Imposition will not result in the delivery of a tax deed to the Mortgaged Premises or any part thereof because of such non-payment, (f) the
                                                                     -
payment of any sums required to be paid under the Notes or under this Mortgage (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this section 2.07) shall not be interfered with or otherwise affected, and (g) in the case of any Insurance Requirement, the
                         -
failure of Mortgagor to comply therewith shall not affect the validity of any insurance required to be maintained by Mortgagor under section 3.01.

          2.08.  Deposits for Impositions.  Mortgagor will pay or cause to be
                 ------------------------
paid, to Mortgagee or at the option of Mortgagee, to an escrow agent designated by Mortgagee, on dates upon which interest on the Notes is payable, such amounts as Mortgagee from time to time estimates are necessary to create and maintain a reserve fund to be held by Mortgagee or such escrow agent without interest, except such interest as may be required by applicable law, from which, subject to this section 2.08, to pay before the same become due, all Impositions (including, without limitation, all taxes, assessments, liens and charges on or against the Mortgaged Premises and any part thereof) and hazard insurance premiums, provided that Mortgagor shall not be required to deposit amounts into
          --------
the reserve fund on account of hazard insurance premiums to the extent that Mortgagor delivers to Mortgagee prepaid hazard insurance policies for the ensu-ing year at least 60 days prior to the expiration of the existing hazard insurance policies. Payments from such reserve fund for such purposes may be made at Mortgagee's discretion even though subsequent owners of the Mortgaged Premises or any part thereof may benefit thereby. In the event of any default under the terms of this Mortgage, any part or all of such reserve fund may be applied to any part of the indebtedness secured hereby and in refunding any part of such reserve fund, Mortgagee may deal with whomever is represented to be the owner of the Mortgaged Premises or such part thereof at that time. If one month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor within ten (10) days after written notice from Mortgagee shall deposit the amount of the deficiency with or as directed by Mortgagee.

          2.09.  Space Leases.  2.09.1  Subordination of Space Leases;
                 ------------           ------------------------------
Attornment. Except as otherwise consented to in writing by Mortgagee, all Space
----------
Leases shall be made expressly subject and subordinate to this Mortgage and to any modification, renewal, extension or increase of this Mortgage and shall contain provisions obligating the tenants thereunder, at Mortgagee's option, to attorn to Mortgagee in the event Mortgagee succeeds to the interest of Mortgagor under such Space Leases.

          2.09.2.  Terms of Space Leases.  Mortgagor shall not enter into any
                   ---------------------
Space Lease, or thereafter amend in any way the terms of any thereof, without the prior written approval of Mortgagee, which approval shall not be unreasonably withheld only with respect to any Space Lease of retail space with total annual rent of $50,000 or less. Mortgagee agrees to enter into a nondisturbance and attornment agreement in the form provided by Mortgagee with any tenant occupying one or more entire floors of the Mortgaged Premises, provided that (a) such Space Lease is in all respects satisfactory to Mortgagee,
--------       -
(b) such tenant furnishes an acceptance letter in form satisfactory to Mortgagee
 -
and (c) at the option of Mortgagee, the Space Lease is assigned to Mortgagee on
     -
a form prescribed by Mortgagee. Each Space Lease shall be a bona fide lease
                                                            ---- ----
entered into on an arm's-length basis with a party not affiliated with Mortgagor, provided that Mortgagor may use a reasonable amount of space in the
           --------
Improvements in connection with its operation and management of the Mortgaged Premises.

          2.09.3.  Assignment of Leases.  Mortgagor hereby assigns to Mortgagee
                   --------------------
all of its right, title and interest as landlord under each Space Lease now existing or hereafter entered into, and all rents and other sums payable to Mortgagor under each such Space Lease, together with the right to collect and receive the same, provided that, if and so long as no Event of Default (as
                  --------
defined in section 5.01) shall have occurred and be continuing, Mortgagor shall have the right to exercise its rights and perform its obligations as landlord under the Space Leases and to collect and receive such rents and other sums for its own uses and purposes. Upon the occurrence of an Event of Default all such rents and other sums shall be collected and held by Mortgagee and shall be applied as provided in section 5.10 and Mortgagee or its agent shall have the right to enter upon the Mortgaged Premises for the purposes of such collection.

          2.09.4.  Further Assignments.  Mortgagor shall, by separate
                   -------------------
instrument, assign to Mortgagee, upon request, as further security for the indebtedness secured hereby, Mortgagor's interest as lessor under any or all Space Leases and Mortgagor's interests in all agreements, contracts, licenses and permits affecting the Mortgaged Premises, such assignments to be made by instruments in form satisfactory to Mortgagee; but no such assignment shall be construed as a consent by Mortgagee to any lease, agreement, contract, license or permit so assigned, or to impose upon Mortgagee any obligations with respect thereto.

          2.09.5.  Modifications.  Mortgagor shall neither cancel any of the
                   -------------
Space Leases now or hereafter in effect, nor terminate or accept a surrender thereof, nor reduce the payment of the rent thereunder, nor modify any of the provisions thereof (except if necessary to conform with the requirements of section 2.09.1), nor grant any consent or waiver thereunder, nor accept any prepayment of rent thereunder (except any amount which may be required to be prepaid by the terms of any such Space Lease) without first obtaining, on each such occasion, the written approval of Mortgagee.

          2.09.6.  Performance.  Mortgagor shall faithfully keep and perform all
                   -----------
of the obligations of the landlord under all of the Space Leases now or hereafter in effect, and shall not permit to accrue to any tenant under any such Space Lease any right to prepay rent pur-suant to the terms of any such Space Lease other than the usual prepayment of rent as would result from the acceptance on the first day of each month of the rent for the ensuing month, according to the terms of the various Space Leases. Mortgagor will send written notice (by certified mail, return receipt requested) of the terms of this section 2.09, together with a copy of this Mortgage, to the owners of the leasehold estates under any Space Leases in existence prior to the recordation hereof. (The Mortgaged Premises being located in New York State, reference is made to Section 291-f of the Real Property Law in applying the provisions of section 2.09.)

          2.09.7.  Rent Roll.  Mortgagor shall furnish to Mortgagee, within ten
                   ---------
(10) days after a request by Mortgagee to do so, which requests may not be made with unreasonable frequency, a certified statement containing the names of all lessees of the Mortgaged Premises or any part thereof, the term of their respective leases, the space occupied, the rents or maintenance charges (collectively referred to herein as "rent") payable and the securities deposited thereunder, together with true copies of each lease and any amendments and supplements thereto.

          2.09.8.  No Commingling.  All securities, if any, deposited by lessees
                   --------------
of the Mortgaged Premises shall be treated as trust funds not to be commingled with any other funds of Mortgagor and Mortgagor shall, upon demand, furnish to Mortgagee satisfactory evidence of compliance with this provision, together with a verified statement of all securities deposited by the lessees.

          2.09.9.  Successor Not Bound.  To the extent not so provided by
                   -------------------
applicable law, each Space Lease of the Mortgaged Premises, or any part thereof, shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, any person succeeding to the interest of Mortgagor as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one month in advance.

          2.10.  Use of Mortgaged Premises, etc. 2.10.1  Use of Mortgaged
                 ------------------------------          ----------------
Premises. Mortgagor shall use and operate the Mortgaged Premises, or shall cause
--------
such premises to be used and operated, solely as a first-class office building with approximately 662,973 square feet of leaseable area, of which approximately 35,058 square feet shall be retail space, and for no other purpose. Mortgagor shall not make or suffer any improper or offensive use of the Mortgaged Premises or any part thereof and will not use or permit to be used any part of the Mortgaged Premises for any dangerous, noxious, offensive or unlawful trade or business or for any purpose which will reduce the value of the Mortgaged Premises in any respect. Mortgagor will not do or permit any act or thing which is contrary to any Legal Requirement or Insurance Requirement, or which might impair the value or usefulness of the Mortgaged Premises or any part thereof, or commit or permit any waste of the Mortgaged Premises or any part thereof, and will not cause or maintain any nuisance in, at or on the Mortgaged Premises. Mortgagor at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Mortgaged Premises and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of Mortgagor under the terms thereof. Mortgagor will not take any action which results in a forfeiture or termination of the rights afforded to Mortgagor under any such instruments and will not, without. the prior written consent of Mortgagee, amend in any material respect any of such instruments. Mortgagor shall at all times comply with any instruments of record at the time in force affecting the Mortgaged Premises or any part thereof and shall procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Mortgaged Premises or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements or any part thereof.

          2.10.2.  Construction of Building Addition.  Promptly upon the
                   ---------------------------------
expiration or earlier termination of the lease noted in Memorandum of Lease from Rosa A. Cordes and Henry G. Barteld to 873 Third Avenue Corp., dated May 6, 1959, recorded in the Register's Office in Liber 5076 at page 302, in respect of the land and buildings (the "Existing Buildings") located on the parcel of land more particularly described in Schedule D hereto (the "Corner Parcel"), Mortgagor will at its own expense commence and promptly and diligently prosecute to completion, demolition of the Existing Buildings and will thereafter construct, develop and complete on such Corner Parcel, a new structure (the "Building Addition"), all as provided in and in accordance with the terms of the Declaration, dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification to Declaration, dated as of June 14, 1982, between Kenvic Associates and 875 Third Associates, recorded in the Register's Office in Reel 653 at page 1315 and as further modified by Second Modification to Declaration, dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates, recorded in the Register's Office in Reel 745 at page 533 (the "Special Permit Declaration"), as the Special Permit Declaration may be amended from time to time subsequent to the date hereof with the consent of the City of New York and Mortgagee, which consent will not be unreasonably withheld by Mortgagee. The Building Addition shall be constructed in accordance with plans and specifications approved by Mortgagee (which approval will not be unreasonably withheld) and shall be completed and maintained in accordance therewith, provided that if any requirements of Mortgagee shall conflict with requirements of governmental authorities having jurisdiction, the requirements of such governmental authorities shall take precedence over the requirements of Mortgagee. Such demolition and construction shall (a) be effected with due diligence, in a good and workmanlike manner and
       -
in compliance with all Legal Requirements and Insurance Requirements, and (b) be
                                                                           -
made under the supervision of a qualified architect or engineer.

          2.11.  Utility Services.  Mortgagor will pay or cause to be paid all
                 ----------------
charges for all public and private utility services, all public or private rail and highway services, all public or private communications services and all sprinkler systems and protective services at any time rendered to or in connection with the Mortgaged Premises or any part thereof, will comply or cause compliance with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

          2.12.  Maintenance and Repair, etc.  Subject to section 2.13,
                 ---------------------------
Mortgagor will keep or cause to be kept all presently and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and ways adjoining the same, in good and substantial order and repair and in such a fashion that the value and utility of the Mortgaged Premises will not be diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original Improvements. Mortgagor's obligation to repair shall include the obligation to rebuild in the event of damage or destruction however caused. Mortgagor at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Mortgaged Premises and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Mortgaged Premises by reason of or in connection with any excavation or other building operation upon the Mortgaged Premises and upon any adjoining property, whether or not Mortgagor shall, by any Legal Requirement, be required to take such action or be liable for failure to do so.

          2.13. Alterations, Changes, etc. So long as no Event of Default shall
                -------------------------
have occurred and be continuing, Mortgagor and any tenant or subtenant under a Space Lease shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Mortgaged Premises or any part thereof, provided that any alteration or addition (a) shall
                              --------                                  -
not change the general character of the Mortgaged Premises or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Mortgaged Premises, (b) is effected
                                                               -
with due diligence, in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements, (c) is promptly and fully paid
                                                -
for, or caused to be paid for, by Mortgagor or by any tenant or subtenant under a Space Lease, (d) is made by Mortgagor, in case the estimated cost of such
                -
alteration or addition exceeds $100,000, or is made by any tenant or subtenant under a Space Lease, in case the estimated cost of such alteration or addition exceeds $250,000, in any such case only after Mortgagee shall have consented thereto, (e) is made under the supervision of a qualified architect or engineer
          -
and (f) is made only after Mortgagor or any tenant or subtenant under a Space
     -
Lease
shall have furnished to Mortgagee a performance bond or other security reasonably satisfactory to Mortgagee.

          2.14. Acquired Property Subject to Lien. All property at any time
                ---------------------------------
acquired by Mortgagor and required by this Mortgage to become subject to the lien hereof, including any property acquired as provided in section 2.13, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien of this Mortgage without further action on the part of Mortgagor or Mortgagee. Mortgagor, at its expense, will execute and deliver to Mortgagee (and will record and file as provided in section 2.03) an instrument supplemental to this Mortgage, satisfactory in substance and form to Mortgagee, whenever such an instrument is, in the opinion of Mortgagee, necessary or desirable under applicable law to subject to the lien of this Mortgage all right, title and interest of Mortgagor in and to all property required by this Mortgage to be subjected to the lien hereof and acquired by Mortgagor since the date of this Mortgage or the date of the most recent supplemental instrument so subjecting property to the lien hereof, whichever is later.

          2.15. No Claims Against Mortgagee, etc. Nothing contained in this
                --------------------------------
Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Premises or any part thereof, or be construed to permit the making of any claim against Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

          2.16. Indemnification Against Liabilities. Mortgagor will protect,
                -----------------------------------
indemnify, save harmless and defend Mortgagee from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee by reason of (a)
                                                                        -
ownership of a mortgagee's interest in the Mortgaged Premises, (b) any accident,
                                                                -
injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Mortgaged Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, nonuse or condition of the Mortgaged
                          -
Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of
                                          -
Mortgagor to perform or comply with any of the terms of this Mortgage, (e)
                                                                        -
performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (f) any negligence or tortious
                                                   -
act on the part of Mortgagor or any of its agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations, changes,
                        -
new construction or demolition of the Mortgaged Premises or any part thereof,
(h) any other relationship that has arisen or may arise between Mortgagee and
 -
Mortgagor or the Mortgaged Premises as a result of the delivery of this Mortgage or any other action contemplated hereby or by any other document executed in connection herewith, or (i) any claim, action or other proceeding brought by or
                         -
on behalf of any other person against Mortgagee as the holder of, or by reason of its interest in, any sum deposited or paid hereunder, including, without limitation, the deposit referred to in section 2.08, the insurance proceeds and condemnation awards referred to in section 3.02 and the other amounts applied pursuant to section 5.10. If any action or proceeding be commenced to which action or proceeding the Mortgagee is made a party by reason of the execution of this Mortgage or the Notes, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all reasonable sums paid by Mortgagee in connection with such litigation shall be paid by Mortgagor to Mortgagee as hereinafter provided. Mortgagor will pay and save Mortgagee harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State of New York or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by Mortgagee in respect of this Mortgage or the Notes. All amounts payable to Mortgagee under this section 2.16 shall be deemed indebtedness secured by this Mortgage and any such amounts which are not paid within ten (10) days after written demand therefor by Mortgagee shall bear interest at the rate of 14.75% per annum from the date advanced by Mortgagee. In case any action, suit or proceeding is brought against Mortgagee by reason of any such occurrence, Mortgagor, upon request of Mort-gagee, will, at Mortgagor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagor and approved by Mortgagee. The obligations of Mortgagor under this section 2.16 shall survive any discharge of this Mortgage and payment in full of the Notes.

          2.17. Assignment of Rents. The assignment of rents, income and other
                -------------------
benefits contained in the Granting Clause shall constitute an absolute and present assignment, subject, however, to the conditional permission given herein to Mortgagor to collect and use such rents, income and other benefits. Upon the occurrence of an Event of Default (as hereinafter defined), such permission shall terminate and shall not be reinstated upon a cure of such Event of Default without Mortgagee's express written consent. Such assignment shall be fully operative without any further action on the part of either party and the Mortgagee shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Mortgaged Premises, whether or not Mortgagee takes possession of the Mortgaged Premises. Mortgagor hereby further grants to Mortgagee the right, at Mortgagee's option, upon the occurrence of an Event of Default to (a) enter upon and take possession
                                               -
of the Mortgaged Premises for the purpose of collecting the said rents, income and other benefits, (b) dispossess by the usual summary proceedings any tenant
                     -
defaulting in the payment thereof to Mortgagee, (c) let the Mortgaged Premises
                                                 -
or any part thereof, and (d) apply such rents, income and other benefits, after
                          -
payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby. Such assignment and grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Mortgaged Premises by Mortgagee pursuant to such grant, whether or not foreclosure has been instituted. Neither the exercise of any rights under this paragraph by Mortgagee nor the application of any such rents, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default, Event of Default, or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative with all other rights and remedies.

          2.18. The Declarations, Transit Authority Agreement and Permit. 2.18.1
                --------------------------------------------------------
Performance by Mortgagor. Mortgagor, as declarant with Arnold J. Rabinor, Marvin
------------------------
B. Tepper, Kenneth Gladstone and 875 Third Associates under the Special Permit Declaration; as party to the Declaration of Zoning Lot Restrictions, dated January 7, 1981, made by Mortgagor, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737 (the "Zoning Declaration"); as party to the Agreement, dated as of December 6, 1982, entered into among Mortgagor, 875 Third Associates, the New York City Transit Authority and The Chase Manhattan Bank, N.A. (the "Transit Authority Agreement"); as holder of the special permit granted by the New York City Board of Estimate (the "Special Permit"); and as declarant under the Declaration of Easement, dated as of July 17, 1984, made by Mortgagor and recorded in the Register's Office (the "Declaration of Easement") (the Special Permit Declaration, Zoning Declaration, Transit Authority Agreement, Special Permit and Declaration of Easement being hereinafter collectively referred to as the "Declarations"), covenants that Mortgagor will:

          (a) diligently perform and observe all of the terms, conditions and covenants of each of the Declarations required to be performed and observed by Mortgagor, to the end that all things shall be done which are necessary to keep unimpaired Mortgagor's rights under each of the Declarations;

          (b) promptly notify Mortgagee in writing of any default by any party in performance and observance of any of the terms, conditions or covenants to be performed or observed under any of the Declarations;

          (c) promptly notify Mortgagee in writing of the giving of any notice in connection with any default in the observance of any terms, covenants or conditions of any of the Declarations; and

          (d) not surrender any of its rights or interests in and under any of the Declarations or enter into any agreement (whether oral or written) modifying, supplementing or amending any of the Declarations without the prior written consent of Mortgagee.

Mortgagor covenants that no release or forbearance of any of the obligations of Mortgagor under any of the Declarations, pursuant to any of the Declarations or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including, without limitation, its obligations under paragraph (a) of this section 2.18.1.

          2.18.2 Mortgagee's Right to Cure. Mortgagee shall have the right (but
                 -------------------------
shall not be obligated) to take any action Mortgagee deems necessary or desirable to prevent or to cure any default by Mortgagor in the performance of or compliance with any of its obligations under any of the Declarations. Upon receipt by Mortgagee of any written notice of default by Mortgagor or any other interested party under any of the Declarations, Mortgagee may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by Mortgagor or by any party on their behalf. Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have, the absolute and immediate right to enter in and upon the Mortgaged Premises or any part thereof to such extent and as often as Mortgagee or any other interested party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Mortgagor or any other interested party. Mortgagee may pay and expend such sums of money as Mortgagee in its sole discretion deems necessary for any such purpose, and Mortgagor hereby agrees to pay to Mortgagee, immediately and without demand, all such sums so paid and expended by Mortgagee, together with interest thereon from the date of each such payment at the rate of 14.75% per annum. All sums so paid and expended by Mortgagee, and the interest thereon, shall be added to and be secured by the lien of this Mortgage and Mortgagee shall provide Mortgagor with evidence of such payment.

          2.18.3 Assignment of Rights. As further security for the repayment of
                 --------------------
the indebtedness secured hereby and for the performance of the covenants contained herein and in each of the Declarations, Mortgagor hereby assigns to Mortgagee all of its rights, privileges and prerogatives under each of the Declarations to terminate, cancel, modify, change, supplement, alter or amend any of the Declarations and any such termination, cancellation, modification, change, supplement, alteration or amendment without the prior and written consent thereto by Mortgagee shall be void and of no force and effect, provided,
                                                                       --------
that so long as there is no continuing breach of or default under any of the covenants or agreements herein to be performed by Mortgagor, or in the performance by Mortgagor of any of the terms, covenants and conditions in any of the Declarations, Mortgagee shall have no right to terminate, cancel, modify, change, supplement, alter or amend any of the Declarations without the prior written consent of Mortgagor.


                                   ARTICLE 3

                Insurance; Damage, Destruction or Taking; etc.
                ---------------------------------------------

          3.01. Insurance. 3.01.1 Risks to be Insured. Mortgagor will, at its
                ---------         -------------------
expense, maintain or cause to be maintained with insurers approved by Mortgagee
(a) insurance with respect to the Improvements against loss or damage by fire,
 -
flood, lightning and such other risks as are included under standard "all-risk" policies, in amounts sufficient to prevent Mortgagor or Mortgagee from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than 100% of the then full insurable value (actual replacement value including any increased costs of construction) of the Improvements, as determined by Mortgagor in accordance with generally accepted insurance practice and approved by Mortgagee, or, upon the request of Mortgagee, as determined at Mortgagor's expense by the insurer or insurers or by an expert approved by Mortgagee, (b) public liability, including personal injury and
                        -
property damage, insurance applicable to the Mortgaged Premises in such amounts as are usually carried by prudent persons operating similar properties in the same general locality, but in any event with a single limit of not less than $1,000,000 for any one claim with respect to personal injury, a combined single limit of not less than $3,000,000 per occurrence and $1,000,000 for all claims for property damage with respect to any one occurrence, together with umbrella liability insurance coverage of not less than $50,000,000, (c) explosion
                                                            -
insurance in respect of any steam and pressure boilers and similar apparatus located in the Mortgaged Premises in such amounts as are usually carried by prudent persons operating similar properties in the same general locality, but in any event in an amount not less than $1,000,000, (d) war risk insurance (to
                                                     -
the extent obtainable from the United States Government or any agency thereof),
(e)
 -
workers compensation insurance to the full extent required by applicable law for all employees of Mortgagor engaged in any work on or about the Mortgaged Premises and employer's liability insurance in such amounts as are usually carried by prudent persons operating similar properties in the same general locality, but in any event with a limit of not less than $500,000 for each occurrence, (f) business interruption and rental value insurance in an amount at
             -
least equal to the gross earnings and rental value of the Mortgaged Premises and the extra expense that could result from the cessation of business conducted by Mortgagor at the Mortgaged Premises for at least twelve months (that is, the aggregate amount of all rentals and other consideration payable under the Space Leases in effect from time to time for a period of twelve months plus extra expenses), (g) all-risk, builders' risk insurance with respect to the Mortgaged
            -
Premises during any period during which there is any construction work being performed, (h) if the Land or any part thereof is designated as being in an area
            -
requiring flood insurance, insurance against loss or damage caused by flood in such amounts as is usually carried by persons operating similar properties in the same general locality, but in any event in an amount not less than required by such designation, and (i) such other insurance with respect to the Mortgaged
                          -
Premises in such amounts and against such insurable hazards as Mortgagee from time to time may reasonably require by written notice to Mortgagor.

          3.01.2. Policy Provisions. All insurance maintained by Mortgagor
                  -----------------
pursuant to section 3.01.1, shall (a) (except for worker's compensation
                                   -
insurance) name Mortgagor and Mortgagee as insureds as their respective interests may appear, (b) (except for worker's compensation and public liability
                       -
insurance) provide that the proceeds for any losses shall be adjusted by Mortgagor subject to the approval of Mortgagee in the event the proceeds shall exceed $50,000, and shall be payable to Mortgagee, to be held and applied as provided in section 3.03, (c) include effective waivers by the insurer of all
                           -
rights of subrogation (whether or not the payment of an additional premium is required) against any named insured, the indebtedness secured by this Mortgage and the Mortgaged Premises and all claims for insurance premiums against Mortgagee, (d) provide that any losses shall be payable notwithstanding (i) any
            -                                                            -
act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured,

(ii) the occupation or use of the Mortgaged Premises for purposes more hazardous
 --
than permitted by the terms thereof, (iii) any foreclosure or other action or
                                      ---
proceeding taken by Mortgagee pursuant to any provision of this Mortgage, or
(iv) any change in title or ownership of the Mortgaged Premises, (e) provide
 --                                                               -
that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by Mortgagee of written notice thereof, and (f) be reasonably satisfactory in all other respects to
                     -
Mortgagee. Any insurance maintained pursuant to this section 3.01 may be evidenced by blanket insurance policies covering the Mortgaged Premises and other properties or assets of Mortgagor or entities controlling, controlled by or under common control with Mortgagor, provided that any such policy shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Mortgaged Premises and shall in all other respects comply with the requirements of this Section 3.01.

          3.01.3. Delivery of Policies, etc. Mortgagor will deliver to
                  -------------------------
Mortgagee, promptly upon request, (a) the originals of all policies evidencing
                                   -
all insurance required to be maintained under section 3.01.1 (or, in the case of blanket policies, certified copies of the original policies by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the
                                                          -
payment of all premiums due thereon (with respect to public liability insurance policies, all installments for the current year due thereon to such date), provided that Mortgagee shall not be deemed by reason of its custody of such
--------
policies to have knowledge of the contents thereof. Mortgagor will also deliver to Mortgagee, promptly upon request, a certificate of the managing general partner of Mortgagor (an "Officer's Certificate") setting forth the particulars as to all such insurance policies and certifying that the same comply with the requirements of this section, that all premiums due thereon have been paid and that the same are in full force and effect. Mortgagor will also deliver to Mortgagee a new policy or certificate of insurance acceptable to Mortgagee as replacement for any expiring policy at least 60 days prior to the date of such expiration. In the event Mortgagor shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this section 3.01, Mortgagor will indemnify Mortgagee against damage, loss or liability resulting from all risks for which such insurance should have been effected or maintained. The obligations of Mortgagor to indemnify Mortgagee in such a manner shall survive any discharge of the Mortgage and payment in full of the Notes.

          3.01.4. Separate Insurance. Mortgagor will not take out separate
                  ------------------
insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Article 3.

          3.02. Damage, Destruction or Taking; Mortgagor to Give Notice;
                --------------------------------------------------------
Assignment of Awards. In case of (a) any damage to or destruction of the
--------------------              -
Mortgaged Premises or any part thereof, or (b) any taking (whether for permanent
                                            -
or temporary use) of all or any part of the Mortgaged Premises or any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Mortgaged Premises or any part thereof (a "Taking"), or the commencement of any proceedings or negotiations which might result in any such Taking, Mortgagor will promptly give written notice thereof to Mortgagee, generally describing the nature and extent of such damage or destruction or of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Mortgagee shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Mortgaged Premises on account of such Taking and Mortgagor hereby irrevocably assigns, transfers and sets over to Mortgagee all rights of Mortgagor to any such proceeds, award or payment and irrevocably authorizes and empowers Mortgagee, at its option, subject to the terms of clause (b) of section
3.01.2 in the name of Mortgagor or otherwise, to file and prosecute what would otherwise be Mortgagor's claim for any such proceeds, award or payment and, subject to section 5.18, to collect, receipt for and retain the same for disposition in accordance with section 3.03 and 3.04. Mortgagor will pay all reasonable costs and expenses incurred by Mortgagee in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, award or payment in respect thereof.

          3.03. Application of Proceeds. 3.03.1. Insurance Proceeds. Except with
                -----------------------          ------------------
respect to a Total Destruction, Mortgagee shall apply all amounts received by it under any insurance policy required to be maintained by Mortgagor under section 3.01.1(a) as follows:

          First: to the payment of the reasonable costs and expenses of the
          -----
     recovery of such proceeds (including, without limitation, attorneys' fees) and any taxes, assessments or charges, prior to the lien of this Mortgage, which Mortgagee may consider it necessary or desirable to pay;

          Second: to the payment to Mortgagor or as Mortgagor may direct, unless
          ------
     Mortgagor is in default hereunder (in which case all such proceeds shall be paid to Mortgagee), from time to time as Restoration (as defined in section 3.05) progresses, to pay (or reimburse Mortgagor for) the cost of Restoration, upon written request of Mortgagor accompanied by evidence reasonably satisfactory to Mortgagee that an amount equal to the amount requested (a) either is then due and payable or has been paid and (b) is
                -                                                       -
     properly a part of such cost, and that the balance of such proceeds or awards remaining after making the payment requested will be sufficient to pay the balance of the cost of Restoration, provided that the payment of
                                                 --------
     such proceeds to Mortgagor shall also be subject to reasonable regulation by Mortgagee with respect to the use of such funds and the disbursement thereof and, provided further that Mortgagor shall not be entitled to
                  -------- -------
     receive and Mortgagee shall not be required to pay to Mortgagor any such proceeds received with respect to a loss, damage or destruction as to which the insurance company paying such proceeds denies liability to a named insured; and

          Third: upon receipt by Mortgagee of evidence reasonably satisfactory
          -----
     to it that Restoration has been completed and the cost thereof paid in full, and that there are no mechanic's or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds or awards shall, unless Mortgagor is in default hereunder (in which case all of such balance shall be paid to Mortgagee) be paid over or assigned to Mortgagor or as it may direct.

          3.03.2. Taking Awards. Except with respect to a Total Taking,
                  -------------
Mortgagee may, at its option, apply all
net awards received by it on account of any Taking in any one or more of the following ways: (a) to fulfill any of the covenants contained herein as
                 -
Mortgagee may determine, or (b) released to Mortgagor as appropriate for
                             -
application to the cost of Restoration, or (c) released to Mortgagor, or (d)
                                            -                             -
regardless of whether part or all of the indebtedness secured hereby shall then be matured or unmatured, as provided in clauses First, Second, Third and Fourth
                                                -----  ------  -----     ------
of section 3.04. If Mortgagee shall apply any net awards as permitted by clause
(d) of this subsection 3.03.2 to the payment of principal and interest at the time outstanding on the Notes, and if as a result of such application of such award, Mortgagor shall be required to refinance the indebtedness secured by this Mortgage in order to effect Restoration, Mortgagor may thereupon prepay the entire (but not less than the entire) principal amount of the Notes at the time outstanding, together with accrued interest, in accordance with the terms of the Notes.

          3.04. Total Taking and Total Destruction. In case of (a) a Taking of
                ----------------------------------              -
all or substantially all of the Mortgaged Premises (any such Taking being herein called a "Total Taking"), (b) any material damage to or destruction of all or
                           -
substantially all of the Mortgaged Premises (any such damage or destruction being herein called a "Total Destruction"), in any case which, in the sole discretion of Mortgagee, renders the Mortgaged Premises remaining after such Taking, damage or destruction unsuitable for restoration for use as property of substantially the same value, condition, character and general utility as the Mortgaged Premises prior to such Taking, damage or destruction or (c) any title
                                                                   -
insurance proceeds received by Mortgagee under section 2.02 then the proceeds of insurance, the net awards and the proceeds of title insurance received by Mortgagee or Mortgagor on account of such Total Taking or Total Destruction or pursuant to section 2.02 shall be applied as follows:

          First: to the payment of the reasonable costs and expenses of the
          -----
     recovery of such proceeds or awards (including, without limitation, attorneys' fees) and any taxes, assessments or charges, prior to the lien of this Mortgage, which Mortgagee may consider it necessary or desirable to pay;

          Second: to the payment of any indebtedness secured by this Mortgage,
          ------
     other than indebtedness
     with respect to the Notes at the time outstanding, which Mortgagee may consider it necessary or desirable to pay;

          Third: to the payment of all amounts of principal and interest at the
          -----
     time outstanding on the Notes (whether or not at the time due and payable by reason of maturity or as an installment of interest or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the rate of 14.75% per annum if there shall have occurred and be continuing an Event of Default, as defined herein, and, in any event, at the rate of 14.75% per annum on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and in case such moneys shall be insufficient to pay in full the amounts so due and unpaid upon the Notes at the time outstanding or in accordance with the Notes, then, first, to the payment in full of such amounts of interest, without
           -----
     preference or priority of any payment of interest over any other payment of interest or of any Note over any other Note, and second, to the payment in
                                                      ------
     full of such amounts of principal, without preference or priority of any installment or amount of principal over any other installment or amount of principal or of any Note over any other Note; all such payments of principal and interest to be made ratably to the holders of the Notes entitled thereto; and

          Fourth: the balance, if any, held by Mortgagee after payment in full
          ------
     of all amounts referred to in subdivisions First, Second and Third above,
                                                -----  ------     -----
     shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal be paid to or upon the direction of Mortgagor.

          3.05.  Restoration. In case of any Taking (other than a Total Taking)
                -----------
or any damage to or destruction of the Mortgaged Premises or any part thereof (other than a Total Destruction), Mortgagor will commence or cause to be commenced, promptly and with due diligence, at its expense, whether or not the insurance proceeds for such damage or destruction or the award for such Taking shall be sufficient for such purpose and in the case of an award whether or not such award shall be made avail-able to Mortgagor, the replacement, repair or restoration of the Mortgaged Premises as nearly as practicable (in the case of a Taking, after giving effect to any reduction in area caused thereby) to the value, condition, character and general utility thereof immediately prior to such damage, destruction or Taking (such replacement, repair, rebuilding and restoration, being herein called "Restoration").


                                   ARTICLE 4

                     Miscellaneous Covenants of Mortgagor
                     ------------------------------------


          4.01. Inspection, etc. Mortgagor will permit Mortgagee and any
                ---------------
representatives designated by Mortgagee, to visit and inspect the Mortgaged Premises or any part thereof and, at Mortgagee's expense, to inspect the books of account of Mortgagor and all other property, books and records relating to the Mortgaged Premises and to make copies thereof and extracts therefrom, and as often as may reasonably be requested by Mortgagee and at Mortgagee's expense, to cause such books and records to be audited by independent public accountants selected by Mortgagee to discuss its affairs, finances and accounts with, and to be advised as to the same by, any partner, and any employee or independent accountant of Mortgagor, all at such reasonable times and intervals as from time to time may be requested. Mortgagee shall not have any duty to make any such inspection and shall not incur any liability or obligation for not making any such inspection or, once having undertaken any such inspection, for not making the same carefully or properly, or for not completing the same: nor shall the fact that such inspection may not have been made by Mortgagee relieve Mortgagor of any obligations that it may otherwise have under this Mortgage.

          4.02. Certificates. 4.02.1. Certificate as to No Default. Within ten
                ------------          ----------------------------
(10) days after a request therefor by Mortgagee, which requests Mortgagee may not make with unreasonable frequency, Mortgagor will furnish to Mortgagee a certificate of its managing general partner certifying the principal amount then outstanding on the Notes and the date to which interest has been paid and certifying that there is no condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default or, if any such condition or event exists, specifying the nature and period of existence thereof and what action Mortgagor is taking or proposes to take with respect thereto.

          4.02.2. Notice of Event of Default, Default or Claimed Default.
                  ------------------------------------------------------
Mortgagor will deliver to Mortgagee without request or demand:

          (a) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default, a notice specifying the nature and period of existence thereof and what action Mortgagor is taking or causing to be taken or proposes to take or to cause to be taken with respect thereto; and

          (b) immediately upon becoming aware that the holder of any indebtedness of Mortgagor or any tenant under any Space Lease or any other person has given notice or taken any other action with respect to a claimed default thereunder or Event of Default or default hereunder or under any other mortgage, indenture, lease, assignment, agreement or other instrument to which Mortgagor is a party or by which it or the Mortgaged Premises may be bound or affected, a notice specifying the notice given or action taken by such holder, tenant or other person and the nature of the claimed default or Event of Default and what action Mortgagor is taking or causing to be taken or proposes to take or to cause to be taken with respect thereto.

          4.02.3. Certificate of Mortgagee. Mortgagee will deliver to Mortgagor
                  ------------------------
the certificate to which Mortgagor is entitled pursuant to Section 274-a of the Real Property Law.

          4.03. No Credit for Payment of Taxes. Mortgagor shall not be entitled
                ------------------------------
to any credit against the principal or premium, if any, or interest on the Notes or any other sum which may become payable under the terms thereof or hereof by reason of the payment of any tax on the Mortgaged Premises or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Mortgaged Premises or any part thereof by reason of this Mortgage.

          4.04.  Financial Statements. Mortgagor shall deliver or cause to be
                 --------------------
delivered to Mortgagee, not later than three months after the end of each fiscal year of Mortgagor, statements in detail satisfactory to Mortgagee, certified by the managing general partner of Mortgagor and by a firm of certified public accountants reasonably acceptable to Mortgagee, of annual income and expenses with respect to the ownership and operation of the Mortgaged Premises for such fiscal year, setting forth in comparative form the figures for the previous fiscal year. In addition to the foregoing, Mortgagor shall deliver to Mortgagee, with reasonable promptness, such information and data with respect to the business, operations, affairs, prospects, condition, properties and assets of Mortgagor and the Mortgaged Premises as from time to time may reasonably be requested.

          4.05.  Use of Mortgagee's Name. Mortgagor shall not use Mortgagee's
                 -----------------------
name or the name of any person controlling, controlled by or under common control with the Mortgagee in connection with the Mortgaged Premises or any of Mortgagor's activities, except as such use may be required by applicable Legal Requirement.


                                   ARTICLE 5

                       Events of Default; Remedies, etc.
                       --------------------------------


          5.01.  Events of Default; Automatic Acceleration of Notes; Declaration
                 ---------------------------------------------------------------
of Notes Due. (A) The following events shall constitute events of default and
------------
are herein sometimes called "Events of Default":

          (a) if Mortgagor shall default in the due and punctual payment of any principal of or premium, if any, or interest on any Note when and as due and payable (whether at maturity or as an installment of interest or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise); or

          (b) if Mortgagor shall default in the payment, when and as due and payable, of any indebtedness or other sum payable pursuant to this Mortgage and such failure shall continue for more than 5 days after written notice (regardless of the source) thereof, provided, however, that such grace
                                         --------
     period of 5 days after notice shall cease to be available if three or more payments of any sums due are not paid when and as the same become due and payable; or

          (c) if Mortgagor shall default in the due performance or observance of any term of section 2.01, 2.03, 2.04, 2.06, 2.08, 2.10.2 or Article 3 and
     such failure shall continue for more than 15 days after Mortgagor has received written notice thereof from any source; or

          (d) if Mortgagor shall default in the due performance or observance of any of the terms of this Mortgage or any Note, other than those referred to in subdivisions (a), (b) and (c) of paragraph (A) of this section 5.01, and such failure shall continue for more than 30 days after Mortgagor receives notice (regardless of the source of such notice) or knowledge of such failure (or, if such failure cannot with due diligence and dispatch be wholly cured within 30 days, Mortgagor shall fail promptly upon receipt of such notice or knowledge to commence with due diligence and dispatch the curing of such default or, having so commenced the curing of such default, shall thereafter fail to prosecute and complete the same with due diligence and dispatch); or

          (e) if any warranty, representation or other statement made by or on behalf of Mortgagor in or pursuant to this Mortgage is false, incorrect or misleading in any material respect; or

          (f) if any Event of Default (as defined in the Lease, dated as of March 25, 1981 between Mortgagor and 875 Third Associates, as amended by First Amendment to Lease, dated as of July 17, 1984 between Mortgagor and 875 Third Associates and Second Amendment to Lease, dated as of May 11, 1988, between Mortgagee and Mortgagor (the "Corner Parcel Lease")) under the Corner Parcel Lease shall occur and be continuing, or the Corner Parcel Lease shall for any reason be or become void or unenforceable; or

          (g) if, during any period in which Mortgagor does not have a Permanent Certificate of Occupancy for the Improvements, Mortgagor shall fail to furnish Mortgagee with a renewal or a substitute Temporary Certificate of Occupancy running for not less than 90 days, no later than 5 days prior to the expiration of the Temporary Certificate of Occupancy then in effect;

          (h) if Mortgagor or any general partner of Mortgagor or any other owner of the Mortgaged Premises or any part thereof or interest therein shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall be generally not paying its debts as they become due, or shall commence a case under the federal bankruptcy laws, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself, or consenting to, or acquiescing in, any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to deny or contest the material allegations of a petition against it for any such relief, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Mortgagor or such general partner or such owner or any material part of its properties or Mortgagor or such general partner or such owner shall take any action for the purpose of any of the foregoing; or

          (i) if, within 30 days after the commencement of any proceeding against Mortgagor or any other owner of the Mortgaged Premises or any part thereof or interest therein seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if, within 30 days after the appointment, without the consent or acquiescence of Mortgagor or any such general partner or any such owner, of any trustee, custodian, re-ceiver or liquidator of Mortgagor or such general partner or such owner or of all or any material part of its properties, such appointment shall not have been vacated, or if, without the consent or acquiescence of Mortgagor or any such general partner or any such owner, an order shall be entered constituting an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future statute, law or regulation; or

          (j) if Mortgagor shall directly or indirectly create or permit or suffer to be created or to remain, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Premises or any part thereof or the Land or the interest of Mortgagor or Mortgagee therein or any rents or other sums arising therefrom other than those encumbrances and liens permitted by section 2.06 and other than this Mortgage; or

          (k) if Mortgagor shall default (as principal or surety) in the payment of any principal of or premium, if any, or interest on any indebtedness for borrowed money secured by a subordinate mortgage on the Mortgaged Premises or any part thereof or in the due performance or observance of any of the terms of any such indebtedness or of any mortgage, indenture or other agreement or instrument relating thereto beyond any grace period provided with respect thereto; or

          (1) if subsequent to the date of this Mortgage the law of the State of New York shall be changed by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the
                                     -
     purpose of taxation (for state, county, municipal or other purpose) any lien or charge thereon, or (ii) to change the taxation of deeds of trust,
                                 --
     mortgages or debts secured by land or the manner of collecting any such taxation, and thereafter, within 30 days following receipt of a written request from Mortgagee, Mortgagor shall have failed to enter into a lawful, binding and enforceable agreement with Mortgagee, satisfactory in substance and form to Mortgagee, obligating Mortgagor to reimburse Mortgagee for any increase in taxation imposed on Mortgagee or any holder of any of the Notes by reason of any of the foregoing; or

          (m) if a final judgment shall be entered against Mortgagor, and if, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged; or

          (n) if Mortgagor or any of its successors or assigns shall, voluntarily or by operation of law, directly or indirectly (including, without limitation, by a transfer, conveyance or other disposition of all or any shares of stock or other ownership interests in Mortgagor or in any entity owning, directly or indirectly, all or any shares of stock or other ownership interests in Mortgagor or in any such entity), sell, transfer, convey or otherwise dispose of all or any part of the Mortgaged Premises, unless (i) at least 15 days prior to such sale, transfer, conveyance or
             -
     disposition, Mortgagor shall notify Mortgagee of such transaction, (ii)
                                                                         --
     Mortgagee shall consent thereto in writing, which consent may be withheld by Mortgagee in its absolute discretion, (iii) subject to the provisions of
                                               ---
     Section 5.02 hereof, the original Mortgagor executing this Mortgage shall remain primarily liable for the indebtedness secured hereby and the performance of all the terms, covenants and conditions of this Mortgage,
     (iv) Mortgagee is furnished with certified copies of the documentation
      --
     effecting such transfer or encumbrance within 5 days after such transaction, and (v) the transferee(s) execute(s) this Mortgage as a
                       -
     security agreement and such financing statements and other documents, certificates and instruments as may be required by Mortgagee, so that Mortgagee will have a valid and perfected security interest in all personal property acquired by any successors and assigns of Mortgagor for use in or upon such conveyed property and delivers all such documents, certificates and instruments to Mortgagee within 5 days after such sale, conveyance, transfer or disposition, provided, however, that (1) the prior written
                              --------  -------        -
     consent of Mortgagee shall not be
     required for a sale, transfer or assignment by the present general partners of Mortgagor (or the present principals of such general partners) of their direct or indirect partnership interests in Mortgagor so long as any such sale, transfer or assignment is made solely to the other present general partners of Mortgagor (or the present principals of such general partners) or to an entity wholly owned by any of the other present general partners of Mortgagor (or the present principals of such general partners) or to the beneficiaries of the estate of the present general partners of Mortgagor (or the present principals of such general partners) or to any family members of the present general partners of Mortgagor (or the present principals of such general partners) or to an entity wholly owned by any family members of the present general partners of Mortgagor (or the present principals of such general partners) directly by sale, gift or devise or through the establishment of a trust for the benefit of such family members, provided that with respect to any sale, transfer or assignment
              --------
     pursuant to this clause (1) the present managing general partner of
                              -
     mortgagor (or any successor managing general partner reasonably acceptable to Mortgagee) remains as the managing general partner of Mortgagor, (2) the
                                                                          -
     prior. written consent of Mortgagee shall not be required for a sale, transfer or assignment, following the death of any present partner or principal of Gladwater Associates, of the interest of such deceased partner or principal in Gladwater Associates by the estate of such deceased partner or principal, (3) the prior written consent of Mortgagee shall not be
                    -
     required for a sale, transfer or assignment (not otherwise permitted under clause (1) or (2) above) by the general partners of Mortgagor of not more than 49% of the partnership interests in Mortgagor, provided that with
                                                         --------
     respect to any sale, transfer or assignment pursuant to this clause (3) (x)
                                                                              -
     the present managing general partner of Mortgagor (or any successr managing general partner reasonably acceptable to Mortgagee) remains as the managing general partner of Mortgagor, (y) no more than a 50% interest in the then
                                    -
     managing general partner is sold, transferred or assigned and (z) prior to
                                                                    -
     (or simultaneously with) each such sale, transfer or assignment, Mortgagor shall pay to Mortgagee, in immedi-
     ately available funds, a fee equal to l% of the then outstanding balance of the principal indebtedness evidenced by the Notes, and (4) Mortgagor may
                                                             -
     (to the extent not otherwise permitted under clause (1), (2) or (3) above) sell, transfer, convey, or otherwise dispose of all (but not less than all) of the Mortgaged Premises or a tenancy-in-common interest in all (but not less than all) of the Mortgaged Premises or sell, transfer, convey or otherwise dispose of all or any shares of stock or other ownership interests in Mortgagor or in any entity owning, directly or indirectly, all or any shares of stock or other ownership interests in Mortgagor or in any such entity, provided that with respect to any sale, transfer, conveyance
                  --------
     or disposition pursuant to this clause (4) (x) the prior written consent of
                                                 -
     Mortgagee is obtained, which consent shall not be unreasonably withheld if the sale, transfer, conveyance or disposition is made to a purchaser whose financial responsibility and managerial qualifications are reasonably satisfactory to Mortgagee, (y) prior to (or simultaneously with) each such
                                 -
     sale, transfer, conveyance or disposition, Mortgagor shall pay to Mortgagee, in immediately available funds, a fee equal to 1% of the then outstanding balance of the principal indebtedness evidenced by the Notes, and (z) the requirements of clauses (i), (iii), (iv), and (v) of this
          -
     paragraph (n) are satisfied.

          (B) Upon the occurrence of any one or more of the Events of Default described in subdivisions (h) and (i) of paragraph (A) of this section 5.01, the Notes and all other indebtedness secured hereby shall automatically become immediately due and payable, together with accrued interest thereon, without declaration, presentment, demand, protest, notice or other requirements of any kind, all of which are expressly waived.

          (C) Upon the occurrence of any one or more of the Events of Default described in subdivisions (a) through (g) and (j) through (n) of paragraph (A)
                                                           -
of this section 5.01, then and in any such event Mortgagee may at any time thereafter (unless all Events of Default shall theretofore have been remedied, and all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of Mortgagee shall have been paid in full by Mortgagor) declare, by written notice to Mortgagor, all the Notes and all other indebtedness secured hereby to be due and payable upon the date specified in such notice, and upon such date the same shall become due and payable, together with accrued interest thereon, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby waived.

          (D) Mortgagor will pay on demand all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by or on behalf of Mortgagee in enforcing this Mortgage or any other collateral documents securing the Notes or any Note or occasioned by any default or Event of Default under this Mortgage.

          (E) Upon the occurrence and during the continuance of an Event of Default, interest at the rate of 14.75% per annum shall be due and payable on the principal of and (to the extent permitted by law) interest on the Notes at the time outstanding and all other indebtedness secured hereby.

          5.02. Legal Proceedings; Foreclosure; Limitation on Mortgagor's
                ---------------------------------------------------------
Liability. If an Event of Default shall have occurred and be continuing,
---------
Mortgagee at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment of Notes at the time outstanding in accordance with the terms hereof and thereof and to foreclose the lien of this Mortgage as against all or any part of the Mortgaged Premises or proceed to take either of such actions, and to have the same sold under the judgment or decree of a court of competent jurisdiction. Notwithstanding the foregoing, in any action brought to enforce the obligation of Mortgagor under the Notes to pay the indebtedness evidenced by the Notes or the premium, if any, or any interest thereon or to enforce the obligations of Mortgagor to pay any indebtedness or obligation created or arising under this Mortgage or the Notes, the judgment or decree shall be enforceable against such party only to the extent of its interest in the property covered by this Mortgage or subject to any other security instrument securing the Notes, and any such judgment shall not be subject to execution on, nor be a lien on, assets of such party or any general or limited partner, officer, director or shareholder or any principal of such party, disclosed or undisclosed, other than its interest in the property covered by this Mortgage or subject to any other security instrument securing the Notes.

          5.03. Power of Sale. If the unpaid principal amount of and interest on
                -------------
the Notes at the time outstanding shall have become due and payable (whether at maturity or as an installment of interest or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise) and shall not have been paid, Mortgagee may sell, assign, transfer and deliver the whole or, from time to time, any part of the Mortgaged Premises, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Mortgagee in its uncontrolled discretion may determine, or as may be required by law.

          5.04. Mortgagee Authorized to Execute Deeds, etc. Mortgagor
                ------------------------------------------
irrevocably appoints Mortgagee the true and lawful attorney of Mortgagor, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments and other instruments as Mortgagee may consider necessary or appropriate, with full power of substitution, Mortgagor hereby ratifying and confirming all that its said attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by Mortgagee or any purchaser, Mortgagor will ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Mortgagee or such purchaser all such proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

          5.05. Purchase of Mortgaged Premises by Mortgagee or Noteholder.
                ---------------------------------------------------------
Mortgagee or any successor holder of any Note may be a purchaser of the Mortgaged Premises or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and may apply upon the purchase price thereof the indebtedness secured hereby owing to such purchaser, to the extent of such purchaser's distributive share of the purchase price. Any such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Mortgage and free of all rights of redemption in Mortgagor.

          5.06. Receipt a Sufficient Discharge to Purchaser. Upon any sale of
                -------------------------------------------
the Mortgaged Premises or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of Mortgagee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

          5.07. Waiver of Appraisement, Valuation, etc. Mortgagor hereby waives,
                --------------------------------------
to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Mortgaged Premises or any part thereof or any interest therein.

          5.08. Sale a Bar Against Mortgagor. Any sale of the Mortgaged Premises
                ----------------------------
or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to foreclosure or power of sale or otherwise, shall forever be a perpetual bar against Mortgagor.

          5.09. Notes to Become Due on Sale. Upon any sale or foreclosure by
                ---------------------------
Mortgagee under or by virtue of this Mortgage, whether pursuant to foreclosure or power of sale or otherwise, the entire unpaid principal amount of the Notes at the time outstanding shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and all other indebtedness which this Mortgage by its terms secures, subject to the provisions of section 5.02.

          5.10. Application of Proceeds of Sale and Other Moneys. The proceeds
                ------------------------------------------------
of any sale of the Mortgaged Premises or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to foreclosure, power of sale, or otherwise, and, except as provided in section 3.03, all other moneys at any time held by Mortgagee as part of the Mortgaged Premises, shall be applied as follows:

          First: to the payment of all reasonable costs and expenses of such
          -----
     sale (including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, maintaining and preserving the Mortgaged Premises or any part thereof prior to such sale), all reasonable costs and expenses of any receiver of the Mortgaged Premises or any part thereof, and any taxes, assessments or charges, prior to the lien of this Mortgage, which Mortgagee may consider it necessary or desirable to pay;

          Second: to the payment of any indebtedness secured by this Mortgage,
          ------
     other than indebtedness with respect to the Notes at the time outstanding, which Mortgagee may consider it necessary or desirable to pay;

          Third: to the payment of all amounts of principal and interest at the
          -----
     time due and payable on the Notes at the time outstanding (whether due by reason of maturity or as an installment of interest or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the rate of 14.75% per annum if there shall have occurred and be continuing an Event of Default, as defined herein, and, in any event, at the rate of 14.75% on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and in case such moneys shall be insufficient to pay in full the amounts so due and unpaid upon the Notes at the time outstanding, then, first, to the payment in full of all such
                                 -----
     amounts of interest, without preference or priority of any payment of interest over any other payment of interest or of any Note over any other Note, and, second, to the payment in full of all such amounts of principal
                ------
     without preference or priority of any installment or amount of principal over any other installment or amount of principal or of any Note over any other Note; all such payments of principal and interest to be made ratably to the holders of the Notes entitled thereto; and

          Fourth: the balance, if any, held by Mortgagee after payment in full
          ------
     of all amounts referred to in
     subdivisions First, Second and Third above, shall, unless a court of
                  -----  ------     -----
     competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of Mortgagor.

          5.11. Appointment of Receiver. If an Event of Default shall have
                -----------------------
occurred and be continuing, Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Mortgaged Premises, whether such receivership be incidental to a proposed sale of the Mortgaged Premises or otherwise, and Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

          5.12. Possession, Management and Income. If an Event of Default shall
                ---------------------------------
have occurred and be continuing, Mortgagee, upon five days notice to Mortgagor, may enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceeding, ejectment or otherwise and may remove Mortgagor and all other persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by Mortgagee shall be applied to pay all reasonable costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Mortgaged Premises or any part thereof, and any taxes, assessments or other charges prior to the lien of this Mortgage which Mortgagee may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in section 5.10.

          5.13. Right of Mortgagee to Perform Mortgagor's Covenants, etc. If
                --------------------------------------------------------
Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder, Mortgagee, after notice to and demand upon Mortgagor (except in an emergency, in which case without notice to or demand upon Mortgagor), and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Premises for such purpose and take all such action thereon as, in Mortgagee's opinion, may be necessary or appropriate therefor. No such entry and no such action shall be deemed an eviction of any lessee of the Mortgaged Premises or any part thereof. All sums so paid by Mortgagee and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the rate of 14.75% per annum from the date of payment or incurrence, shall constitute additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand.

          5.14. Remedies, etc., Cumulative. Each right, power and remedy of
                --------------------------
Mortgagee and the holders of the Notes provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Mortgagee or the holder of any Note of any one or more of the rights, powers or remedies provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Mortgagee or the holder of any Note of any or all such other rights, powers or remedies.

          5.15. Attorneys' Fees, etc. Mortgagor shall pay to Mortgagee on demand
                --------------------
any costs and expenses, including attorneys' fees and expenses, paid or incurred by Mortgagee in connection with the collection of any amount payable by Mortgagor to Mortgagee hereunder or under the Notes, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the rate of 14.75% per annum from the date of payment or incurrence by Mortgagee until paid by Mortgagor.

          5.16. Provisions Subject to Applicable Law. All rights, powers and
                ------------------------------------
remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of such term shall not be affected thereby.

          5.17. No Waiver, etc. No failure by Mortgagee or any holder of any
                --------------
Note to insist upon the strict performance of any term hereof or thereof, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment of any amount secured hereby after its due date, neither Mortgagee nor any holder of any Note shall be deemed to waive its right either to require prompt payment when due of all other amounts payable hereunder or to declare a default for failure to effect such prompt payment.

          5.18. Compromise of Actions, etc. Any action, suit or proceeding
                --------------------------
brought by Mortgagee pursuant to any of the terms of this Mortgage or otherwise, and any claim made by Mortgagee hereunder may be compromised, withdrawn or otherwise dealt with by Mortgagee without any notice to or approval of Mortgagor.


                                   ARTICLE 6

                        Representations and Warranties
                        ------------------------------

          Mortgagor represents and warrants that, as of the date of delivery of the Consolidation Agreement:

          6.01. Organization, Standing, etc., of Mortgagor. Mortgagor is a
                ------------------------------------------
general partnership duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to execute, deliver and perform this Mortgage and the Consolidation Agreement and to issue and sell the Notes. This Mortgage and the Consolidation Agreement have been duly authorized by all necessary action on the part of Mortgagor.

          6.02.  Compliance With Other Instruments, etc. The execution,
                 --------------------------------------
delivery, recordation and performance of this Mortgage and the Consolidation Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issue and sale of the Notes and the modification thereof) will not contravene, result in any violation of, result in a breach of, be in conflict with or constitute a default or event of default under any term or provision of its partnership agreement or of any term or condition of any contract, agreement, lease or instrument, judgment, decree, order, statute, rule, regulation, ordinance, franchise, certificate, permit or the like applicable to Mortgagor or the Mortgaged Premises or any part thereof or by which Mortgagor or its properties or assets may be bound or affected.

          6.03.  Governmental Consent. No consent, approval, order or
                 --------------------
authorization of, or designation, registration, declaration or filing with, or notice to or action to be taken in respect of any governmental or public authority, body or agency is required in connection with the valid execution, delivery and performance by Mortgagor of this Mortgage or the Consolidation Agreement or the carrying out of any of the transactions contemplated hereby or thereby (including, without limitation, the issue and sale of the Notes and the modification thereof) except the recordation of this Mortgage with the Register's Office and the filing of all necessary financing statements with respect thereto.

          6.04.  Litigation, etc. There is no action, suit, proceeding or
                 ---------------
investigation pending or threatened, or any basis therefor known to Mortgagor which questions the validity of the Existing Mortgages, the Existing Notes, the Consolidation Agreement, this Mortgage or the Notes, or any action taken or to be taken pursuant thereto. No notice has been received from any governmental authority of any proceeding to condemn, purchase or otherwise acquire the Mortgaged Premises or any part thereof or interest therein and, to the best of Mortgagor's knowledge, no such proceeding is contemplated.

          6.05.  No Violations, etc. To the best of its knowledge, Mortgagor is
                 ------------------
in compliance in all material respects with all governmental laws, rules and regulations and other requirements which are applicable to the Mortgaged Premises or any part thereof, or any use or condition of the Mortgaged Premises or any part thereof. Mortgagor has no knowledge of any violation, nor is there any notice or other record of violation, of any zoning, health, safety, building, environmental, or other statute, ordinance, rule, regulation or restriction applicable to the Mortgaged Premises or any part or use thereof.

          6.06.  Space Leases. Except as otherwise consented to in writing by
                 ------------
Mortgagee, all Space Leases are expressly subject and subordinate to this Mortgage and to any modification, renewal, extension or increase thereof and contain provisions obligating the lessees thereunder, at Mortgagee's option, to attorn to Mortgagee in the event Mortgagee succeeds to the interest of the lessor under such Space Leases.

          6.07.  Declarations and Permits. Mortgagor has performed or complied
                 ------------------------
with all of the terms, covenants and conditions of each of the Declarations required to be performed and observed by Mortgagor. There is no present Legal Requirement or instrument of record which prohibits or would interfere with Mortgagor's construction, development, completion and operation of the Building Addition other than the lease referred to in the first sentence of Section
2.10.2 and the requirement that Mortgagor obtain applicable building permits and licenses (which building permits and licenses Mortgagor has no reason to believe will not be issued).

          6.08.  Offering of the Notes. Neither Mortgagor nor anyone acting on
                 ---------------------
its behalf has directly or indirectly offered any Note or any part thereof or any similar security for sale to, or solicited any offer to buy any of the same from, anyone other than Mortgagee or prior holders of the Notes. Neither Mortgagor nor anyone acting on its behalf has taken or will take any action which would subject the issuance of the Notes to the provisions of section 5 of the Securities Act of 1933, as amended.

          6.09.  Use of Proceeds. Mortgagor has applied and will apply the
                 ---------------
proceeds of the Notes for such purpose as does not and will not constitute a use of any part thereof, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G, 12 C.F.R. Part 207, as amended, and no part of the proceeds of the Notes was used or will be used for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin stock" within the meaning of such Regulation G or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose. Mortgagor does not own or have any present intention of acquiring any such margin security and will not otherwise take or permit any action which would involve a violation of such Regulation G or any other Regulation of the Board of Governors of the Federal Reserve System.

          6.10.  Rent Roll. The Mortgagor has heretofore delivered to Mortgagee
                 ---------
a recent Rent Roll (the "Rent Roll") which accurately lists and describes all Space Leases of the Mortgaged Premises or any part thereof and the lessees, rents and terms thereunder) existing on the date hereof, as well as amendments, supplements or modifying agreements, if any, existing with respect thereto. Mortgagor has performed or complied with all of the terms, covenants and conditions of each Space Lease required to be performed or complied with by Mortgagor thereunder. There exists no offset or defense against the payment of any rent due, and there has been no prepayment of rent or payment of any advance rent due, under any such Space Lease (except as otherwise indicated in such Rent
Roll). No such Space Lease has been cancelled, terminated, amended or modified, and there are no rental credits or concessions allowed to any tenant pursuant to any such Space Lease except as shown in the Space Leases approved by Mortgagee. Each such Space Lease (except as otherwise indicated in such Rent Roll) is in full force and effect and constitutes the legal, valid and binding obligations of the parties thereto, enforceable in accordance with its terms, and no default or accrued right of termination on the part of any party thereto exists under any such Space Lease.

          6.11.  Licenses; Permits. All certificates, permits, licenses,
                 -----------------
approvals and other authorizations which are necessary or appropriate to permit the use and occupancy of the Mortgaged Premises and which are required to be obtained from any board, agency or department, whether governmental or otherwise, having jurisdiction over the Mortgaged Premises, have been duly obtained and are in full force and effect.

          6.12.  Easements and Utility Services. Mortgagor has all easements,
                 ------------------------------
including those for use, mainte-
nance, repair and replacement of and access to structures, facilities or space for support, mechanical systems, roads, utilities (including water and sewage disposal) and any other private or municipal improvements, services and facilities necessary or appropriate to the proper operation, repair, maintenance, occupancy or use of the Improvements as a first-class office building with retail and office space.

          6.13.  Disclosure. Neither this Mortgage nor any other document or
                 ----------
certificate furnished to Mortgagee or to special counsel for Mortgagee in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.


                                   ARTICLE 7

                                 Miscellaneous
                                 -------------

          7.01.  Further Assurances. Mortgagor at its expense will execute,
                 ------------------
acknowledge and deliver or cause to be executed, acknowledged and delivered all such instruments and take all such action as Mortgagee from time to time may reasonably request for the better assuring to Mortgagee the properties and rights now or hereafter subjected to the lien hereof or assigned hereunder or intended so to be. Notwithstanding any other provision of this Mortgage, Mortgagor hereby agrees that, without notice to or the consent of Mortgagor, Mortgagee may file with the appropriate public officials such financing statements or similar documents as are or may become necessary to perfect and continue the perfection of the security interest granted by this Mortgage.

          7.02.  Additional Security. Without notice to or consent of Mortgagor,
                 -------------------
and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept (but Mortgagor shall not be obligated to furnish) from Mortgagor or from any other person additional security for the Notes at the time outstanding. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting, first, to such additional security, or, first, to the security created by this Mortgage, or concurrently to both, in any case without affecting Mortgagee's lien and rights under this Mortgage.

          7.03.  Partial Release, etc. Mortgagee, at any time and from time to
                 --------------------
time, without liability therefor, and without prior notice to Mortgagor, may reconvey any part of the Mortgaged Premises, consent to the making of any map or plat thereof, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Mortgage or enter into any other agreement in connection with the Mortgaged Premises.

          7.04.  Notices, etc. All notices, demands, requests, consents,
                 ------------
approvals and other instruments under this Mortgage or the Notes shall be in writing and shall be deemed to have been actually or properly given if and when mailed by first-class registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to Mortgagor, to Mortgagor's address set forth
                            -
on the first page hereof, or at such other address as Mortgagor may have designated by notice to Mortgagee, (b) if to Mortgagee originally named herein,
                                    -
to John Hancock Mutual Life Insurance Company, John Hancock Place, P. 0. Box 111, Boston, Massachusetts 02117, Attention: City Mortgage and Real Estate
                                  ---------  -----------------------------
Department, or at such other address as Mortgagee may have designated by notice
----------
to Mortgagor, or (c) if to any holder of any Note, other than Mortgagee
                  -
originally named herein, at such address as such holder may have designated by notice to Mortgagor, or, until an address is so designated, to and at the address of the last holder of such Note so designating an address to Mortgagor. The foregoing insertion of Mortgagor's mailing address shall be deemed to be a request by Mortgagor that a copy of any notice of default and of any notice of sale hereunder be mailed to Mortgagor at such address as provided by law.

          7.05.  Amendments and Waivers. This Mortgage, the Notes, and any term
                 ----------------------
hereof or thereof may be amended, discharged or terminated and the observance of any term of this Mortgage or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by Mortgagor and Mortgagee.

          7.06.  Expenses. Mortgagor will pay or cause to be paid (a) the cost
                 --------                                          -
of filing and recording of this

Mortgage, the Consolidation Agreement and Uniform Commercial Code financing statements and any other documents to be filed or recorded in connection with the execution and delivery hereof or thereof; (b) all taxes (including interest
                                               -
and penalties) at any time payable in connection with the execution and delivery of this Mortgage, the Consolidation Agreement and any other instruments or agreements related hereto or thereto, any amendment or waiver relating hereto or thereto, the issue and acquisition of the Notes and, where applicable, such filing and recording (Mortgagor agreeing to indemnify Mortgagee and each holder of any Note in respect of such taxes, interest and penalties); (c) the cost of
                                                                -
Mortgagor's performance of and compliance with the terms and conditions of this Mortgage and of the other instruments mentioned herein; (d) the cost of
                                                         -
delivering to the home office of each holder of any Note, insured to its satisfaction, its Notes and any Notes delivered to any such holder upon any exchange or surrender of any Note, and of any such holder's delivering any Note, insured to its satisfaction, for any such exchange or surrender; (e) the cost of
                                                                  -
title insurance, reinsurance, accountants' and engineers' and any other certificates, security interest searches, and surveys required hereby or delivered in connection herewith; (f) the fees, expenses and disbursements of
                                   -
all of Mortgagee's counsel in connection with the subject matter of this Mortgage and any amendments or waivers hereunder; and (g) all out-of-pocket
                                                       -
expenses incurred by Mortgagee in connection herewith. Mortgagor shall indemnify and hold Mortgagee and any holder of any Note harmless from and against all claims in respect of all fees of brokers and finders payable in connection with this Mortgage and the execution and delivery of the Consolidation Agreement.

          7.07.  Miscellaneous. All the terms of this Mortgage shall apply to
                 -------------
and be binding upon the respective successors and assigns of Mortgagor, and all persons claiming under or through Mortgagor or any such successor or assign, and shall inure to the benefit of and be enforceable by Mortgagee and its successors and assigns and any successor holders of any of the Notes at the time outstanding. This Mortgage is made subject to the trust fund provisions of
Section 13 of the New York Lien Law. The headings and table of contents in this Mortgage are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof. This Mortgage may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. This Mortgage shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Part C. Effect of Consolidation, Extension and Modification Agreement.
          ------  -------------------------------------------------------------
It is expressly understood and agreed that this Consolidation, Extension and Modification Agreement is given and recorded for the purposes of perfecting the Existing Mortgages, consolidating the liens of the Existing Mortgages, modifying the terms, provisions, covenants and conditions of each thereof, modifying the terms of the Existing Notes, including the time and manner of payment of the principal of and the premium, if any, and interest thereon and modifying the amount of such interest and confirming the liens of the Existing Mortgages, all as provided herein. The terms, covenants and conditions of the Existing Mortgages and the Existing Notes are in their entirety modified and superseded by the terms, covenants and conditions of this Consolidation, Extension and Modification Agreement. No part of the indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages shall be disturbed, discharged, cancelled or impaired by the execution of this Consolidation, Extension and Modification Agreement or the delivery of any Notes pursuant to section 1.02 or
1.03 in exchange for the Existing Notes or any other Notes, it being the intention of the parties hereto that no such exchange shall create a new or further principal indebtedness other than the principal indebtedness secured by or which under secured under any contingency may become secured by the Existing Mortgages.

          IN WITNESS WHEREOF, the parties hereto have caused this Consolidation, Extension and Modification Agreement to be duly executed as of the day and year first above written.

                              MORTGAGOR:

                              KENVIC ASSOCIATES, A NEW YORK
                                GENERAL PARTNERSHIP


                              By:  Gladwater Associates, a New York
                                   Limited Partnership, as a
                                   General Partner of Kenvic
                                   Associates


                                   By /s/ Kenneth Gladstone
                                      ---------------------------------
                                          Kenneth Gladstone,
                                          as a General Partner
                                          of Gladwater Associates


                                   By /s/ Lucille Gladstone
                                      ---------------------------------
                                          Lucille Gladstone
                                          as a General Partner
                                          of Gladwater Associates


                              By:  Vic Associates, a New York
                                   Limited Partnership, as a General
                                   Partner of Kenvic Associates

                                   By General Chemical Supply
                                     Co., Inc., as a General Partner
                                     of Vic Associates


                                   By /s/ Edwin H. Baker
                                      ---------------------------------
                                          Edwin H. Baker
                                          President

                                  MORTGAGEE:

[Corporate Seal]                  JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY


Attest:

                                  By: /s/ Robert E. Ietha
                                      -----------------------------------------
                                      Title: Senior Mortgage Investment Officer


By: /s/ Barry Sanborn
    -------------------------
        Assistant Secretary

                                  SCHEDULE A


                              Description of Land
                              -------------------


                                   Parcel A
                                   --------

          ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

          BEGINNING at the corner formed by the intersection of the easterly side of Third Avenue with the northerly side of East 52nd Street; running thence

          NORTHERLY along the easterly line of Third Avenue, 120 feet 5 inches; thence

          EASTERLY parallel with the northerly line of East 52nd Street, 80 feet 0 inches; thence

          NORTHERLY parallel with the easterly line of Third Avenue, 80 feet 5 inches to a point in the southerly line of East 53rd Street; thence

          EASTERLY along the southerly line of East 53rd Street, 100 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 90 feet 0 inches; thence

          WESTERLY parallel with the northerly line of East 52nd Street, 20 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 110 feet 10 inches to a point in the northerly line of East 52nd Street; thence

          WESTERLY along the northerly line of East 52nd Street, 160 feet 0 inches to the point or place of BEGINNING.

                                   Parcel B
                                   --------

          The rights, licenses, easements and privileges relating to the above-described parcels of Land which are and have been granted with respect thereto in the following instruments:

1. Easement for Light, Air and View, dated January 23, 1981, by and between The Salvation Army, Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1233.

2. Easement for Light and Air, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1245.

3. Easement for Light and Air, dated January 5, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 558 at page 460.

4. Declaration of Zoning Lot Restrictions, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737.

5. Declaration, dated January 7, 1981, made by F.E.G. Realty Corp., recorded in the Register's Office in Reel 556 at page 539.

6. Declaration, dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification to Declaration, dated as of June 14, 1982, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 653 at page 1315, as further modified by Second Modification to Declaration, dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 745 at page 533.

7. Declaration of Easement, dated July 17, 1984, made by Kenvic Associates, and recorded in the Register's Office on July 18, 1984 in Reel 814 at page 1202.

AIR RIGHTS PARCEL - LOT 41 PARCEL B (METERS AND BOUNDS DESCRIPTION)



ALL THAT CERTAIN LOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 180 FEET EAST OF THE CORNER FORMED BY THE INTERSECTION ON OF THE EASTERLY SIDE OF THIRD AVENUE WITH THE SOUTHERLY SIDE OF EAST 63RD STREET MEASURED ALONG THE SOUTHERLY SIDE OF EAST 53RD STREET:

????? ?? ??? EASTERLY ALONG ?? NORTHERLY SIDE OF EAST 53RD STREET, ?? ?????;

THENCE SOUTHERLY PARALLEL WITH THE EASTERLY SIDE OF THIRD AVENUE 90 FEET;

THENCE WESTERLY PARALLEL WITH THE SOUTHERLY SIDE OF EAST 53RD STREET 20 FEET;

THENCE NORTHERLY PARALLEL WITH THE EASTERLY SIDE OF THIRD AVENUE 90 FEET TO THE POINT OR PLACE OF BEGINNING.


LOT 7


BEGINNING AT A POINT ON THE NORTHERLY SIDE OF FIFTY-SECOND STREET DISTANT ONE HUNDRED AND SIXTY FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF SAID NORTHERLY SIDE OF FIFTY SECOND STREET WITH THE EASTERLY SIDE OF THIRD AVENUE;

RUNNING THENCE NORTHERLY PARALLEL WITH THE EASTERLY SIDE OF THIRD AVENUE ONE HUNDRED AND TEN FEET, TEN INCHES, MORE OR LESS TO A POINT DISTANT NINETY FEET
IN A STRAIGHT LINE PARALLEL WITH THE SAID EASTERLY SIDE OF THIRD AVENUE FROM THE SOUTHERLY SIDE OF FIFTY THIRD STREET;

THENCE EASTERLY PARALLEL WITH THE SAID NORTHERLY SIDE OF FIFTY SECOND STREET EIGHTY FEET;

THENCE SOUTHERLY PARALLEL WITH THE SAID EASTERLY SIDE OF THIRD AVENUE ONE HUNDRED AND TEN FEET, TEN INCHES, TO THE NORTHERLY SIDE OF FIFTY SECOND STREET;

AND THENCE WESTERLY ALONG THE SAID NORTHERLY SIDE OF FIFTY SECOND STREET EIGHTY FEET TO THE POINT OR PLACE OF BEGINNING.


LOTS  45 & 47

ALL THAT CERTAIN LOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE EASTERLY LINE OF THIRD AVENUE WITH THE SOUTHERLY LINE OF EAST 53RD STREET;

THENCE EASTERLY ALONG THE SOUTHERLY LINE OF EAST 53RD STREET, 80 FEET 0 INCHES;

THENCE SOUTHERLY PARALLEL WITH THE EASTERLY LINE OF THIRD AVENUE, 80 FEET 3 INCHES;

THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF EAST 53RD STREET, 80 FEET 0 INCHES TO A POINT IN THE EASTERLY LINE OF THIRD AVENUE;

THENCE NORTHERLY ALONG THE EASTERLY LINE OF THIRD AVENUE 80 FEET 5 INCHES TO THE POINT OR PLACE OF BEGINNING.

                                  SCHEDULE B


                           Description of Mortgage A
                           -------------------------

1.   Mortgages
     ---------

          (a) Mortgage ("Mortgage 1"), dated May 1, 1961, executed by Tillie Feldman to Raymond A. Hasbrouck, securing a note of even date therewith in the principal amount of $160,000, recorded in the Register's Office on May 17, 1961, in Liber 5971, Page 291;

          (b) Mortgage ("Mortgage 2"), dated October 3, 1961, executed by Montor Realty Corp. to Max M. Vas, Sam Wolf and Frances Wolf, securing a note of even date therewith in the principal amount of $42,300, recorded in the Register's Office on October 5, 1961, in Liber 6002, Page 12;

          (c) Mortgage ("Mortgage 3"), dated July 31, 1963, executed by Samuel Gruber to Bankers Life Company, securing a note of even date therewith in the principal amount of $64,100, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 37;

          (d) Mortgage ("Mortgage 4"), dated March 31, 1970, executed by C.B.B,. Realty Corp. to Cortelyou Realty Corporation, securing a note of even date therewith in the principal amount of $275,000, recorded in the Register's Office on March 31, 1970, in Reel 169, Page 1013;

          (e) Mortgage ("Mortgage 5"), dated December 16, 1959, from Drury Lane Equities, Inc. to David Fischoff, securing a note of even date therewith in the principal amount of $17,500, recorded in the Register's Office on December 17, 1959 in Mortgage Book 5866, Page 422;

          (f) Mortgage ("Mortgage 6"), dated March 30, 1970, from HMW Holding Corp. to Hester M. Walsh, securing a note of even date therewith in the principal amount of $207,000, recorded in the Register's Office on March 31, 1970 in Reel 169, Page 879;

          (g) Mortgage ("Mortgage 7"), dated August 17, 1945, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a bond of even date therewith in the principal amount of $15,000, recorded in the Register's Office on August 18, 1945 in Liber 4762, Page 365;

          (h) Mortgage ("Mortgage 8"), dated June 12, 1958, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on June 13, 1958 in Mortgage Book 5753, Page 617;

          (i) Mortgage ("Mortgage 9"), dated March 12, 1962, from 216 E. 53rd Street Corp. to Phoenix Mutual Life Insurance Company ("Phoenix Mutual") securing a note of even date therewith in the principal amount of $42,640, recorded in the Register's Office on March 15, 1962 in Liber 6039, Page 12;

          (j) Mortgage ("Mortgage 10"), dated July 14, 1964 from 216 E. 53rd Street Corp. to Phoenix Mutual, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on July 15, 1964 in Liber 6299, Page 8;

          (k) Mortgage ("Mortgage 11"), dated March 14, 1969, from East 53rd Street Corporation to Sutton Associates, securing a note of even date therewith in the principal amount of $146,750, recorded in the Register's Office on March 18, 1969 in Reel 134, Page 413;

          (1) Mortgage ("Mortgage 12"), dated May 16, 1955, from J.K.F. Realty Corporation to Maybelle Stolitzky, Samuel L. Stolitzky and Nathaniel Seligman, as Trustees, securing a note of even date therewith in the principal amount of $43,000, recorded in the Register's Office on May 17, 1955 in Liber 5541, Page 660;

          (m) Mortgage ("Mortgage 13"), dated May 16, 1956, from J.K.F. Realty Corporation to Woman's Division of Christian Service of the Board of Missions of the Methodist Church ("Woman's Division"), securing a note of even date therewith in the principal amount of $7,000, recorded in the Register's Office on May 18, 1956 in Liber 5617, Page 216;

          (n) Mortgage ("Mortgage 14"), dated January 26, 1961, from 2187 8th Avenue Corp. ("2187 Corp.") to Phoenix Mutual, securing a note of even date therewith in the principal amount of $19,000, recorded in the Register's Office on January 30, 1961 in Liber 5947, Page 487;

          (o) Mortgage ("Mortgage 15"), dated May 4, 1956, from Sinne Realty Corporation ("Sinne") to Theresa White, securing a note of even date therewith in the principal amount of $23,000, recorded in the Register's Office on May 8, 1956 in Liber 5615, Page 36;

          (p) Mortgage ("Mortgage 16"), dated February 11, 1959, from Joseph Lesawyer and William H. McCarthy to American Irving Savings Bank ("American Irving"), securing a note of even date therewith in the principal amount of $14,000, recorded in the Register's Office on February 16, 1959 in Liber 5804, Page 326;

          (q) Mortgage ("Mortgage 17"), dated February 13, 1969, from Wideningyre Properties Corp. ("Wideningyre") to American Bank & Trust Company, securing a note of even date therewith in the principal amount of $51,279.49 and recorded in the Register's Office on February 17, 1969 in Reel 131, Page 428;

          (r) Mortgage ("Mortgage 18"), dated May 27, 1960, from Rupeg Realty Corp. ("Rupeg") to Chemical Bank New York Trust Company ("Chemical"), securing a note of even date therewith in the principal amount of $430,000 and recorded in the Register's Office on May 31, 1960 in Liber 5898, Page 548;

          (s) Mortgage ("Mortgage 19"), dated October 27, 1970, from Linguist Realty Corp. ("Linguist") to Edward W. Leckerling ("Leckerling"), securing a note of even date therewith in the principal amount of $535,000 and recorded in the Register's Office on November 2, 1970 in Reel 187, Page 817;

          (t) Mortgage ("Mortgage 20"), dated November 16, 1962, from Montclair Leasing Corp. ("Montclair") to Chemical, securing a note of even date therewith in the principal amount of $292,500 and recorded in the Register's Office on November 23, 1962 in Liber 6110, Page 462;

          (u) Mortgage ("Mortgage 21"), dated January 20, 1972, from Dorell Properties, Inc. to Jack D. Roggen ("Roggen") and Ruth Baron ("Baron"), securing a note of even date therewith in the principal amount of $560,619.64, and recorded in the Register's Office on January 21, 1972 in Reel 229, Page 1244;

          (v) Mortgage ("Mortgage 22"), dated December 20, 1957, from 937 Madison Ave. Corp. to The Amalgamated Bank of New York ("The Amalgamated Bank"), securing a note of even date therewith in the principal amount of $30,000, recorded in the Register's Office on December 23, 1957 in Liber 5722, Page 18;

          (w) Mortgage ("Mortgage 23"), dated January 21, 1963, from 937 Madison Ave. Corp. to The Amalgamated Bank, securing a note of even date therewith in the principal amount of $18,934.52, recorded in the Register's Office on January 22, 1963 in Liber 6131, Page 263;

          (x) Mortgage ("Mortgage 24"), dated July 26, 1971, from Vertland Realty Corp., Reba Associates, Inc., Woas Properties Corp., JL 229 Corp., Portadown Corporation, Wideningyre Properties and Zalkay Properties, Inc. to Salbian Realty Co., Inc., securing a note of even date therewith in the principal amount of $5,000,000, recorded in the Register's Office on July 28, 1971 in Reel 212, Page 814;

          (y) Mortgage ("Mortgage 25"), dated July 18, 1972, from Siltan Development Corp. and Mathilde Rauch to Irving Trust Company, securing a note of even date therewith in the principal amount of $1,514,390.19, recorded in the Register's Office on July 21, 1972 in Reel 247, Page 639;

          (z) Mortgage ("Mortgage 26"), dated August 11, 1975, from Siltan Development Corp. and Mathilde Rauch to Tishman Realty & Construction Co., Inc., securing a note of even date therewith in the principal amount of $675,000, recorded in the Register's Office on August 15, 1975 in Reel 348, Page 1342.

          (aa) Building Loan Mortgage ("Mortgage 27"), dated as of November 24, 1980, executed by Kenvic Associates ("Kenvic"), Arnold J. Rabinor and Marvin B. Tepper to The Chase Manhattan Bank (National Association) ("Chase"), securing a note of even date therewith in the principal amount of $3,165,000, recorded in the Register's Office on November 26, 1980, in Reel 545, Page 905;

          (bb) Building Loan Mortgage ("Mortgage 28"), dated as of March 3, 1981, executed by Kenvic to Chase, securing a note of even date therewith in the principal amount of $2,500,000, recorded in the Register's Office on March 12, 1981, in Reel 558, Page 413;

          (cc) Building Loan Mortgage ("Mortgage 29"), dated as of March 25, 1981, executed by Kenvic and 875 Third Associates ("875") to Chase, securing a note of even date therewith in the principal amount of $38,660,000, recorded in the Register's Office on April 2, 1981, in Reel 560, page 1577;

          (dd) Building Loan Mortgage ("Mortgage 30"), dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $14,000,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1527;

          (ee) Building Loan Mortgage ("Mortgage 31"), dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1728;

          (ff) Building Loan Mortgage ("Mortgage 32"), dated as of March 25, 1981, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1764;

          (gg) Mortgage ("Mortgage 33"), dated as of September 2, 1982, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $12,000,000, recorded in the Register's Office on September 8, 1982, in Reel 637, Page 1657;

          (hh) Mortgage ("Mortgage 34"), dated as of August 5, 1983, executed by 875 and Kenvic to Chase securing a note of even date therewith in the principal amount of $2,000,000, recorded in the Register's Office on August 26, 1983, in Reel 712, Page 980;

          (ii) Mortgage ("Mortgage 35"), dated as of October 5, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $925,000, recorded in the Register's Office on October 6, 1983, in Reel 724, Page 463;

          (jj) Mortgage ("Mortgage 36"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $3,325,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 150;

          (kk) Mortgage ("Mortgage 37"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $750,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 122;

          (11) Mortgage ("Mortgage 38"), dated as of February 24, 1984, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $4,000,000, recorded in the Register's Office on February 27, 1984, in Reel 767, Page 1542; and

          (mm) Mortgage ("Mortgage 39"), dated as of July 17, 1984, executed by Kenvic to John Hancock Mutual Life Insurance Company ("Hancock"), securing a note of even date therewith in the principal amount of $13,000,000, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1248.


2.   Assignments and Consolidations
     ------------------------------

          (a) Mortgage l was assigned by Raymond A. Hasbrouck to Bankers Life Company pursuant to an Assignment, dated June 12, 1963, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 33;

          (b) Mortgage 2 was assigned by Max M. Vas, Sam Wolf and Frances Wolf to Bankers Life Company pursuant to an Assignment, dated June 5, 1963, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 35;

          (c) Mortgages 1, 2 and 3 were consolidated and extended by Agreement, dated July 31, 1963, between Samuel Gruber and Bankers Life Company, recorded in the Register's Office on August 12, 1963, in Liber 6198, Page 189;

          (d) Mortgage 4 was assigned by Cortelyou Realty Corporation to C.B.B. Realty Corp., by Assignment, dated April 3, 1970, recorded in the Register's Office on April 22, 1970, in Reel 171, Page 1461;

          (e) Mortgages 1, 2 and 3, as consolidated and extended, were assigned by Bankers Life Company to Irving Trust Company, pursuant to an Assignment, dated July 13, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 690;

          (f) Mortgage 4 was assigned by C.B.B. Realty Corp. to Irving Trust Company by Assignment, dated July 13, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 697;

          (g) Mortgage 5 was assigned by David Fischoff to William Fastenberg pursuant to Assignment, dated December 16, 1959, recorded in the Register's Office on December 17, 1959, in Liber 5866, Page 426;

          (h) Mortgage 5 was assigned by William Fastenberg to Edward Breger pursuant to Assignment, dated December 17, 1969, recorded in the Register's Office on December 29, 1969, in Reel 161, Page 394;

          (i) Mortgage 5 was assigned by Edward E. Breger to Irving Trust Company pursuant to Assignment, dated July 15, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 652;

          (j) Mortgage 6 was assigned by Hester M. Walsh to Irving Trust Company pursuant to Assignment, dated June 26, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 654;

          (k) Mortgages 7 and 8 were consolidated, extended and modified by Agreement, dated June 12, 1958, between Broadway Savings Bank and Joseph Renkel, Inc. and recorded in the Register's Office on June 13, 1958, in Liber 5753, Page 625;

          (1) Mortgages 7 and 8, as consolidated, extended and modified, were assigned by Broadway Savings Bank to Phoenix Mutual, pursuant to Assignment dated March 9, 1962, recorded in the Register's Office on March 15, 1962, in Liber 6039, Page 8;

          (m)  Mortgages 7, 8 and 9 were consolidated by the terms of Mortgage
9;

          (n) Mortgages 7, 8, 9 and 10 were consolidated by the terms of Mortgage 10;

          (o) Mortgages 7, 8, 9 and 10 were assigned by Phoenix Mutual to Irving Trust Company by Assignment, dated July 6, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 648;

          (p) Mortgage 11 was assigned by Sutton Associates to Irving Trust Company, pursuant to Assignment dated July 14, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 680;

          (q) Mortgage 12 was assigned by Maybelle Stolitzky, Samuel L. Stolitzky and Nathaniel Seligman, as Trustees, to Woman's Division, pursuant to Assignment, dated May 15, 1956 and recorded in the Register's Office on May 18, 1956, in Liber 5617, Page 199;

          (r) Mortgages 12 and 13 were consolidated by Agreement, dated May 16, 1956, between Woman's Division and J.K.F. Realty Corporation, and recorded in the Register's Office on May 18, 1956, in Liber 5617, Page 220;

          (s) Mortgages 12 and 13, as consolidated, were assigned by Woman's Division to Phoenix Mutual, pursuant to Assignment, dated December 29, 1960 and recorded in the Register's Office on January 30, 1961, in Liber 5947, Page 495;

          (t) Mortgages 12, 13 and 14 were consolidated and extended by the terms of Mortgage 14;

          (u) Mortgages 12, 13 and 14 were assigned by Phoenix Mutual to Irving Trust Company pursuant to Assignment, dated July 11, 1972 and recorded in the Register's Office on July 24, 1972, in Reel 247, Page 905;

          (v) Mortgage 15 was assigned by Theresa White to American Irving, pursuant to Assignment dated February 2, 1959 and recorded in the Register's Office on February 16, 1959, in Liber 5804, Page 331;

          (w) Mortgages 15 and 16 were consolidated by Agreement, dated February 11, 1959, between Joseph Lesawyer, William H. McCarthy and American Irving and recorded in the Register's Office on February 25, 1959, in Liber 5806, Page 287;

          (x) Mortgages 15 and 16 were assigned by American Savings Bank (successor in interest to American

Irving) to American Bank & Trust Company pursuant to Assignment, dated February 5, 1969 and recorded in the Register's Office on February 17, 1969, in Reel 131, Page 432;

          (y) Mortgages 15, 16, and 17 were consolidated by Agreement, dated February 13, 1969, between Wideningyre and American Bank and Trust Company and recorded in the Register's Office on February 17, 1969, in Reel 131, Page 434;

          (z) Mortgages 15, 16 and 17 were assigned by American Bank & Trust Company to Madison Associates pursuant to Assignment dated August 20, 1970 and recorded in the Register's Office on August 24, 1970, in Reel 182, Page 586;

          (aa) Mortgages 15, 16 and 17 were assigned by Madison Associates to Irving Trust Company pursuant to Assignment dated July 18, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 662;

          (bb) Mortgage 19 was assigned by Leckerling to Irving Trust Company by Assignment, dated June 13, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 707;

          (cc) Mortgages 18 and 20 were consolidated by Agreement, dated November 16, 1962, between Chemical and Montclair Leasing Corp. and recorded in the Register's Office on December 10, 1962, in Liber 6116, Page 115;

          (dd) Mortgages 18 and 20 were assigned by Chemical to Comptroller of the State of New York, as Trustee of the New York State Employees' Retirement System ("Comptroller") pursuant to Assignment, dated January 28, 1963 and recorded in the Register's Office on February 1, 1963, in Liber 6136, Page 73;

          (ee) Mortgages 18 and 20 were modified by Extension Agreement, dated January 31, 1963, between the Comptroller and Montclair Leasing Corp., recorded in the Register's Office on February 4, 1963, in Liber 6136, Page 240;

          (ff) Mortgages 18 and 20 were assigned by the Comptroller to Irving Trust Company, pursuant to Assign-ment, dated July 19, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 637;

          (gg) Mortgages 22 and 23 were consolidated pursuant to Agreement, dated January 21, 1963, between 937 Madison Ave. Corp. and The Amalgamated Bank, recorded in the Register's Office on January 22, 1963, in Liber 6131, Page 269;

          (hh) Mortgages 22 and 23 were assigned by The Amalgamated Bank to Board of National Missions of the United Presbyterian Church In The United States of America ("National Missions"), pursuant to Assignment, dated March 26, 1968 and recorded in the Register's Office on March 29, 1968, in Liber 290, Page 23;

          (ii) Mortgages 22 and 23 were extended by Agreement, dated March 28, 1968, between National Missions and 937 Madison Ave. Corp., recorded in the Register's Office on March 29, 1968, in Liber 290, Page 25;

          (jj) Mortgages 22 and 23 were assigned by National Missions to Roggen and Baron pursuant to Assignment, dated January 18, 1972 and recorded in the Register's Office on January 31, 1972, in Reel 230, Page 424;

          (kk) Mortgages 21, 22 and 23 were consolidated by the terms of Mortgage 21.

          (11) Mortgages 21, 22 and 23 were assigned by Roggen and Baron to Irving Trust Company pursuant to Assignment, dated June 30, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 695;

          (mm) Mortgage 24 was assigned by Salbian Realty Co., Inc. to Irving Trust Company pursuant to Assignment, dated July 18, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 660;

          (nn) Mortgages 1 through 25, inclusive, were consolidated by the terms of Mortgage 25;

          (oo) Mortgages 1 through 25, inclusive, were modified by Agreement, dated April 1, 1975, between Mathilde Rauch, Siltan Development Corp. and Irving Trust Company, recorded in the Register's Office on April 24, 1975, in Reel 340, Page 496;

          (pp) Mortgages 1 through 25, inclusive, were modified by Agreement, dated April 1, 1979, between Irving Trust Company and Gladwater Associates, Kenvic, Arnold Rabinor and Marvin B. Tepper, recorded in the Register's Office on February 21, 1980, in Reel 514, Page 1801;

          (qq) Mortgages 1 through 25, inclusive, were assigned by Irving Trust Company to Chase, pursuant to Assignment, dated March 26, 1981, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1563;

          (rr) Mortgage 26 was assigned by Tishman Realty & Construction Co., Inc. to Teeco Properties L.P. pursuant to Assignment, dated September 30, 1978, recorded in the Register's Office on October 24, 1978, in Reel 457, Page 1647;

          (ss) Mortgage 26 was assigned by Teeco Properties L.P. to Kenneth Gladstone pursuant to Assignment, dated January 7, 1980, recorded in the Register's Office on January 16, 1980, in Reel 510, Page 958;

          (tt) Mortgage 26 was assigned by Kenneth Gladstone to Chase, pursuant to Assignment, dated March 25, 1981, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1575;

          (uu) Mortgages 1 through 29, inclusive, were consolidated, modified, spread, assumed and subordinated by Consolidation, Modification, Spreader, Assumption and Subordination Agreement, dated March 25, 1981, between Kenvic, 875 and Chase, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1613;

          (vv) Mortgages 1 through 38, inclusive, were released and discharged, solely in part, by two separate Partial Releases of Mortgage, dated as of July 17, 1984 and executed by Chase, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1146 and Reel 814, Page 1160;

          (ww) Mortgages 1 through 38, inclusive, were assigned by Chase to Hancock, pursuant to Assignment, dated July 17, 1984, and recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1235; and

          (xx) Mortgages 1 through 39, inclusive, were consolidated, extended, spread and modified by Consolidation, Extension, Spreader and Modification Agreement, dated as of July 17, 1984, between Kenvic and Hancock, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1255.

                                  SCHEDULE C

                            Permitted Encumbrances
                            ----------------------

l. Reservations contained in Easement for Light, Air and View, dated January 23, 1981, by and between The Salvation Army, Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1233.

2. Reservations contained in Easement for Light and Air, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1245.

3. Reservations contained in Easement for Light and Air, dated January 5, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 558 at page 460.

4. Declaration of Zoning Lot Restrictions, dated January 7, 1981 made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737.

5. Declaration, dated January 7, 1981, made by F.E.G. Realty Corp., recorded in the Register's Office in Reel 556 at page 539.

6. Declaration dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification to Declaration, dated as of June 14, 1982, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 653 at page 1315, as further modified by Second Modification to Declaration, dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 745 at page 533.

7. Matters shown on Survey made by Earl B. Lovell -S.P. Beicher, Inc., dated June 22, 1983, as amended through April 1, 1988.

                                  SCHEDULE D


                         Description of Corner Parcel
                         ----------------------------


          ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City and State of New York, bounded and described as follows:

          BEGINNING at the corner formed by the intersection of the Easterly line of Third Avenue with the Southerly line of East 53rd Street; running thence

          EASTERLY along the Southerly line of East 53rd Street, 80 feet 0 inches; thence

          SOUTHERLY parallel with the Easterly line of Third Avenue, 80 feet 5 inches; thence

          WESTERLY parallel with the Southerly line of East 53rd Street, 80 feet 0 inches to a point in the Easterly line of Third Avenue; thence

          NORTHERLY along the Easterly line of Third Avenue, 80 feet 5 inches to the point or place of BEGINNING.

                               KENVIC ASSOCIATES

                              9.75% Secured Note
                              ------------------
                                                              New York, New York
$180,000,000                                                        May 12, 1988


          FOR VALUE RECEIVED, KENVIC ASSOCIATES (the "Maker"), a general partnership formed under the laws of the State of New York, promises to pay to JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Payee") or order, the principal sum of ONE HUNDRED AND EIGHTY MILLION dollars ($180,000,000) with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount from the date hereof (i) so long as no Event of
                                                       -
Default (as defined in the Mortgage referred to below) shall have occurred and be continuing, at the rate of nine and seventy-five one-hundredths per centum (9.75%) per annum, and (ii) after such an Event of Default shall have occurred
                        --
and while it be continuing, at the rate of fourteen and seventy-five one-hundredths per centum (14.75%) per annum, until such principal amount shall become due and payable (whether at maturity or on a date fixed for any installment payment or any prepayment or by declaration or acceleration or otherwise), payable in installments as provided below, and with interest on any overdue principal (whether during a grace period, if any, or otherwise) (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted under applicable law) on any overdue interest (whether during a grace period, if any, or otherwise), at the rate of fourteen and seventy-five one-hundredths per centum (14.75%) per annum until paid, payable as provided below or, at the option of the holder hereof, on demand.

          Payments of principal, premium, if any, and interest in respect of this Note shall be made in lawful money of the United States of America at the home office of the above-named Payee at John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, or at such other place within the United States as the holder hereof shall have designated to the Maker in writing.

          This Note shall be payable (i) in one installment of interest only on
                                      -
June 1, 1988 consisting of in-
terest for the period from May 12, 1988 to and including May 31, 1988 and (ii)
                                                                           --
in 60 monthly installments of interest only on the first day of each calendar month commencing July 1, 1988, each such installment to be in the amount of $1,462,500, and (iii) in 60 monthly installments of combined principal and
                 ---
interest on the first day of each calendar month commencing July 1, 1993, each of the first 59 of such installments to be in the amount of $1,546,500 and to be applied, first, to the payment of interest accrued on the unpaid principal amount hereof to the due date of such installment and, then, to the reduction of such unpaid principal amount, and the final installment, due on June 1, 1998, to be in an amount sufficient to pay the entire unpaid principal amount hereof, together with all interest accrued thereon.

          This Note evidences the same indebtedness that has been evidenced and secured by the notes and mortgages defined, respectively, as the "Existing Notes" and the "Existing Mortgages" in the Consolidation, Extension and Modification Agreement, dated as of May 11, 1988, between the Maker and the Payee (the "Consolidation Agreement"). The Existing Notes and the Existing Mortgages were consolidated, extended and modified by the Consolidation Agreement, and this Note does not represent any additional indebtedness other than the indebtedness which is included or under any contingency may be secured by the Existing Notes.

          The holder of this Note is entitled to the benefits of the security provided for in the Existing Mortgages, as so consolidated, extended and modified (collectively, the "Mortgage"), and to which reference is made for a description of the properties and rights included in such security, the nature of such security and the rights of the holder of this Note and the Maker in respect of such security. The holder of this Note may enforce the agreements of the Maker contained in the Mortgage and the Consolidation Agreement and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

          On June 1, 1993 and on any day thereafter, upon not less than 30 nor more than 60 days prior written notice to Payee, Maker may, at its option, prepay the entire (but not less than the entire) aggregate principal of this Note at the time outstanding, at the principal amount so prepaid, together with unpaid interest on this

Note accrued to the date of such prepayment plus a premium equal to the greater of

          (i)  the product obtained by multiplying (x) the difference obtained
                                                    -
     by subtracting from 9.75% the yield rate on United States Treasury Notes due on or about the maturity date of the Notes as such yield rate is reported in The Wall Street Journal or other similar publication on the
                 -----------------------
     fifth business day preceding the prepayment date or, if no yield rate on United States Treasury Notes is obtainable, at the yield rate of the issue most closely equivalent to United States Treasury Notes, as determined by Payee in its sole discretion and (y) the number of years and fraction
                                       -
     thereof remaining from the prepayment date to the scheduled maturity date of this Note, and (z) the amount of the prepaid principal balance; and
                        -

          (ii) 1% of the amount of the prepaid principal balance.

          In addition, on January 15, 1998 and on any day thereafter, upon not less than 30 days prior written notice and on the condition that Maker is not at the time of such notice or at any time thereafter in default under this Note or the Mortgage, Maker may prepay the entire (but not less than the entire) aggregate principal of this Note at the time outstanding, at the principal amount so prepaid, together with unpaid interest on this Note accrued to the date fixed for such prepayment, without premium.

          The entire unpaid and outstanding aggregate principal amount of this Note shall mature and become due and payable on the date fixed for prepayment, together with the applicable premium and interest accrued on such date, except that any notice of prepayment given by Maker may be withdrawn by Maker provided that (i) no withdrawal of prepayment notice has been made during the preceding 24 months and (ii) all costs and expenses of Maker and Payee incurred in connection with such notice of prepayment and such withdrawal, including without limitation, attorneys' fees, shall have been paid in full and indemnified against by Maker. Except as specifically set forth in this Note and in Section
1.05 and Article 3 of the Mortgage, this Note may not be prepaid in whole or in part.

          In case an Event of Default as described in subdivisions (h) and (i) of paragraph (A) of section 5.01 of the Mortgage shall occur, the unpaid balance of the principal of this Note shall automatically become immediately due and payable in the manner and with the effect provided in the Mortgage. In case an Event of Default as described in subdivision (a) through (g) or (j) through (n) of paragraph (A) of Section 5.01 of the Mortgage shall occur, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Mortgage.

          The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note and agrees to pay all costs of collection when incurred, including attorneys' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. No extension of the time for the payment of this Note or any installment thereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the undersigned's liability under this Note, either in whole or in part, unless the undersigned shall be a party to such agreement.

          All obligations to pay real property or other taxes, assessments, insurance premiums, impositions and all other charges or fees relating to or arising from the ownership, operation or occupancy of the Mortgaged Premises shall be the sole responsibility of Maker.

          In any action brought to enforce the obligation of Maker to pay the indebtedness evidenced by this Note or the premium, if any, or interest thereon or to enforce the obligations of a party executing the Consolidation Agreement to pay any indebtedness or obligation created or arising under the Consolidation Agreement, the Mortgage or this Note, or, unless otherwise provided therein, any other instrument securing this Note, the judgment or decree shall be enforceable against such party only to the extent of its interest in the property covered by the Mortgage or subject to any other security instrument securing this Note and the income therefrom, and any such judgment shall not be subject to execution on, nor be a lien on, assets of such party other than its interest in the property covered by the Mortgage or subject to any other security instrument securing this Note.

          This Note shall be governed and construed by the laws of the State of New York, the situs of the Mortgaged Premises. Notwithstanding any provision contained herein, or in any instrument now or hereafter securing the indebtedness evidenced hereby, Maker's total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the

State of New York or by exceptions thereto or exemptions therefrom.

          IN WITNESS WHEREOF, this Note has been duly executed by Maker hereof.


                    KENVIC ASSOCIATES, A NEW YORK
                      GENERAL PARTNERSHIP

                         By:  Gladwater Associates, a
                              New York Limited Partnership,
                              as a General Partner of
                              Kenvic Associates


                              By______________________________
                                  Kenneth Gladstone,
                                  as a General Partner of
                                  Gladwater Associates

                              By______________________________
                                  Lucille Gladstone,
                                  as a General Partner of
                                  Gladwater Associates

                         By:  Vic Associates, a New York
                              Limited Partnership, as a
                              General Partner of Kenvic
                              Associates

[Corporate Seal]              By General Chemical and
                                 Supply Co., Inc. as a
                                 General Partner of
Attest:                          Vic Associates

By:______________________     By______________________________
    Name:                        Edwin H. Baker
    Title:                       President

                     Address of Maker:  875 Third Avenue,
                     New York, New York

                               TABLE OF CONTENTS
                               -----------------

Section                                                          Page
-------                                                          ----
Recitals........................................................  1

Part A.  Consolidation, Extension and Modification
         of Existing Notes......................................  3

Part B.  Consolidation, Extension and Modification
         of Existing Mortgages..................................  4

Granting Clause.................................................  4

                             Article 1--The Notes
                                        ---------

1.01     Payment of Notes.......................................  7
1.02     Exchange of Notes......................................  7
1.03     Replacement of Notes...................................  7
1.04     Amortization Schedule..................................  8
1.05     Prepayment of Notes....................................  8

         Article 2--Ownership, Condition, etc.,
                      of Mortgaged Premises
                    ---------------------------

2.01     Title to Mortgaged Premises; etc....................... 10
2.02     Title Insurance Proceeds............................... 11
2.03     Recordation............................................ 11
2.04     Payment of Impositions, etc............................ 12
2.05     Insurance and Legal Requirements....................... 12
2.06     Liens, etc............................................. 13
2.07     Permitted Contests..................................... 14
2.08     Deposits for Impositions............................... 15
2.09     Space Leases........................................... 16
         2.09.1  Subordination of Space Leases; Attornment...... 16
         2.09.2  Terms of Space Leases.......................... 16
         2.09.3  Assignment of Leases........................... 17
         2.09.4  Further Assignments............................ 17
         2.09.5  Modifications.................................. 17
         2.09.6  Performance.................................... 17
         2.09.7  Rent Roll...................................... 18
         2.09.8  No Comming1ing................................. 18
         2.09.9  Successor Not Bound............................ 18
2.10     Use of Mortgaged Premises, etc......................... 18
         2.10.1  Use of Mortgaged Premises...................... 18

Section                                                          Page
-------                                                          ----
         2.10.2   Construction of Building
                     Addition.................................... 19
2.11     Utility Services........................................ 20
2.12     Maintenance and Repair, etc............................. 20
2.13     Alterations, Changes, etc............................... 21
2.14     Acquired Property Subject to Lien....................... 22
2.15     No Claims Against Mortgagee, etc........................ 22
2.16     Indemnification Against Liabilities..................... 22
2.17     Assignment of Rents..................................... 24
2.18     The Declarations, Transit Authority
          Agreement and Permit................................... 25
         2.18.1  Performance by Mortgagor........................ 25
         2.18.2  Mortgagee's Right to Cure....................... 26
         2.18.3  Assignment of Rights............................ 26

         Article 3--Insurance; Damage, Destruction
                         or Taking; etc.
                    ------------------------------

3.01     Insurance............................................... 27
         3.01.1  Risks to be Insured............................. 27
         3.01.2  Policy Provisions............................... 28
         3.01.3  Delivery of Policies, etc....................... 29
         3.01.4  Separate Insurance.............................. 30
3.02     Damage, Destruction or Taking;
           Mortgagor to Give Notice;
           Assignment of Awards.................................. 30
3.03     Application of Proceeds................................. 30
         3.03.1  Insurance Proceeds.............................. 30
         3.03.2  Taking Awards................................... 31
3.04     Total Taking and Total Destruction...................... 32
3.05     Restoration............................................. 33

         Article  4--Miscellaneous Covenants of Mortgagor
                     ------------------------------------

4.01     Inspection, etc......................................... 34
4.02     Certificates............................................ 34
         4.02.1  Certificate as to No Default.................... 34
         4.02.2  Notice of Event of Default,
                   Default or Claimed Default.................... 35
         4.02.3  Certificate of Mortgagee........................ 35
4.03     No Credit for Payment of Taxes.......................... 35
4.04     Financial Statements.................................... 36
4.05     Use of Mortgagee's Name................................. 36

Section                                                          Page
-------                                                          ----
       Article 5--Events of Default; Remedies, etc.
                  --------------------------------

5.01     Events of Default; Automatic
           Acceleration of Notes;
           Declaration of Notes Due.............................. 36
5.02     Legal Proceedings; Foreclosure;
           Limitation on Mortgagor's Liability................... 43
5.03     Power of Sale........................................... 44
5.04     Mortgagee Authorized to
           Execute Deeds, etc.................................... 44
5.05     Purchase of Mortgaged Premises
           by Mortgagee or Noteholder............................ 44
5.06     Receipt a Sufficient Discharge
           to Purchaser.......................................... 45
5.07     Waiver of Appraisement, Valuation, etc.................. 45
5.08     Sale a Bar Against Mortgagor............................ 45
5.09     Notes to Become Due on Sale............................. 45
5.10     Application of Proceeds of Sale
           and Other Moneys...................................... 45
5.11     Appointment of Receiver................................. 47
5.12     Possession, Management and Income ...................... 47
5.13     Right of Mortgagee to Perform
           Mortgagor's Covenants, etc ........................... 47
5.14     Remedies, etc., Cumulative.............................. 48
5.15     Attorneys' Fees, etc.................................... 48
5.16     Provisions Subject to Applicable Law.................... 48
5.17     No Waiver, etc.......................................... 49
5.18     Compromise of Actions, etc.............................. 49

         Article 6--Representations and Warranties
                    ------------------------------

6.01     Organization, Standing, etc.,
           of Mortgagor.......................................... 49
6.02     Compliance With Other Instruments, etc.................. 50
6.03     Governmental Consent.................................... 50
6.04     Litigation, etc......................................... 50
6.05     No Violations, etc...................................... 50
6.06     Space Leases............................................ 51
6.07     Declarations and Permits................................ 51
6.08     Offering of the Notes................................... 51
6.09     Use of Proceeds......................................... 51
6.10     Rent Roll............................................... 52
6.11     Licenses; Permits....................................... 52
6.12     Easements and Utility Services.......................... 52
6.13     Disclosure.............................................. 53

Section                                                          Page
-------                                                          ----
                      Article 7--Miscellaneous
                                 -------------

7.01     Further Assurances...................................... 53
7.02     Additional Security..................................... 53
7.03     Partial Release, etc.................................... 54
7.04     Notices, etc............................................ 54
7.05     Amendments and Waivers.................................. 54
7.06     Expenses................................................ 54
7.07     Miscellaneous........................................... 55

Part C.  Effect of Consolidation, Extension
            and Modification Agreement........................... 56

Acknowledgments.................................................. 59

Schedule A - Description of Land

Schedule B - Description of Mortgage A

Schedule C - Permitted Encumbrances

Schedule D - Description of Corner Parcel

Exhibit 1  - Form of 9.75% Secured Note

STATE OF NEW YORK )
                  :  ss.:
COUNTY OF NEW YORK)

          On this       day of May, 1988, before me personally came Kenneth
Gladstone and Lucille Gladstone, to me known to be the persons who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that they are the General Partners of Gladwater Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that said Limited Partnership is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; and that they have authority to sign the foregoing instrument in the firm name of Gladwater Associates, as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES, and they acknowledged to me that they executed the same as the act and deed of said firms for the uses and purposes therein mentioned.

                                             /s/ Teresa G. Bush
                                           -----------------------
                                                 Notary Public

[Notarial Seal]                                          TERESA G. BUSH
 -------------                                  Notary Public, State of New York
                                                         No. 31-4872336
                                                Qualified in New York County
                                           Commission Expires December 29, 1988

STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)

          On this        day of May, 1988, before me personally came Edwin H.
Baker, to me known, and who, being duly sworn by me, did depose and say that he resides at [illegible]; that he is the President of General Chemical and Supply Co., Inc., a [illegible] corporation, the General Partner of Vic Associates, a Limited Partnership duly organized under the laws of the State of New York; having its principal place of business at [illegible]; that Vic Associates is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that General Chemical and Supply Co., Inc., acting as a General Partner of, and for and in behalf of, Vic Associates, acting as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES executed the foregoing instrument as the act and deed of said firms for the uses and purposes therein mentioned.

                                                    /s/ Teresa G. Bush
                                                  ----------------------
                                                      Notary Public

                                                      TERESA G. BUSH
[Notorial Seal]                              Notary Pubic, State of New York
 -------------                                        No.31-4872338
                                               Qualified in New York County
                                           Commission Expires December 29, 1988

COMMONWEALTH OF MASSACHUSETTS    )
                                 : ss.:
COUNTY OF SUFFOLK                )

          On this 9TH day of May, 1988, before me personally came ROBERT E. LETHAM, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he resides at 58 Essex St. Weymouth, MA. 02188; that he is JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                         /s/ Marie C. O'Brien
                                      --------------------------
                                             Notary Public

[Notarial Seal]
 -------------

                                       ?????? Investment

            ==================================================================


                              KENVIC ASSOCIATES,

                                                  Mortgagor,

                                      and

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,

                                                  Mortgagee.

                        -------------------------------

                           CONSOLIDATION, EXTENSION
                          AND MODIFICATION AGREEMENT

                        -------------------------------

                           Dated as of May 11, 1988


            This instrument affects real and personal property situated in the State of New York, in Section 5, Block 1326, Lots 1, 7 Air Rights, and Air Rights 41 on the Tax Map of the County of New York and easement rights over Lots 45 and 47 and said Tax Map.

            ==================================================================

            RECORD AND RETURN TO:

              Peter R. Schwartz, Esq.
              Debevoise & Plimpton
              875 Third Avenue
              New York, New York 10022